[GRAPHIC OMITTED]
BISHOP STREET
FUNDS

SEMI-ANNUAL REPORT
JUNE 30,  2002


EQUITY FUND
HIGH GRADE INCOME FUND
HAWAII MUNICIPAL BOND FUND
MONEY MARKET FUND
TREASURY MONEY MARKET FUND


INVESTMENT ADVISER
BISHOP STREET
CAPITAL MANAGEMENT

[BISHOP STREET FUNDS LOGO OMITTED]
YOUR AVENUE TO SOUND INVESTMENT

[Background "B" Omitted]

                   Introducing a new addition to our family...
                                The Bishop Street
                             Strategic Growth Fund!

The Bishop Street Funds is pleased to
announce the latest addition to our mutual fund family: the Strategic Growth Fund.


If you are seeking to:
o Invest for a long-term goal such as
  retirement.
o Diversify the equity portion of your portfolio through long-term capital appreciation.
o Participate in the growth potential of the stock market, and are willing to accept the risk of high share price volatility.

Then you should consider adding the
Strategic Growth Fund to your portfolio.

o INVESTS PRIMARILY IN U.S. COMMON STOCKS.
o PORTFOLIO COMPRISED OF APPROXIMATELY
  50 EQUALLY-WEIGHTED STOCKS.
o EXPECTED TO EXPERIENCE A LOW LEVEL OF
  PORTFOLIO TURNOVER.

Visit us at
www.bishopstreetfunds.com
or call 1-800-262-9565
today to discover how the
Bishop Street Funds Strategic
Growth Fund can help
diversify the equity portion of
your portfolio.

Investment in shares of mutual funds involves risk, including the possible loss of principal. This information must be preceded or accompanied by the current prospectus for the Bishop Street Funds. Please read the prospectus carefully before you invest or send money. To obtain additional information, call 1-800-262-9565. The Bishop Street Funds are distributed by SEI Investments
Distribution Co., which is not affiliated with First Hawaiian Bank, Bank of the West or BancWest Corporation. BancWest Corporation is a wholly-owned subsidiary of BNP Paribas.

--------------------------------------------------------------------------------
                Not FDIC Insured May Lose Value No Bank Guarantee
--------------------------------------------------------------------------------

                                  BISHOP STREET
                                TABLE OF CONTENTS
                                      FUNDS

      Letter to Shareholders ...............................................  2

      Investment Adviser's Report ..........................................  4

      Equity Fund
            Management Discussion ..........................................  8
            Statement of Net Assets ........................................ 11

      High Grade Income Fund
            Management Discussion .......................................... 16
            Statement of Net Assets ........................................ 19

      Hawaii Municipal Bond Fund
            Management Discussion .......................................... 24
            Statement of Net Assets ........................................ 26

      Money Market & Treasury Money Market Funds
            Management Discussion .......................................... 35
            Statements of Net Assets ....................................... 36
      Statements of Operations ............................................. 41
      Statements of Changes in Net Assets .................................. 42
      Financial Highlights ................................................. 46
      Notes to Financial Statements ........................................ 50

                                  BISHOP STREET
                              LETTER TOSHAREHOLDERS
                                      FUNDS

[Picture Graphic of Robin S. Midkiff Omitted]

DEAR SHAREHOLDER:

As of the writing of this letter, the U.S. equity markets have been going through a tumultuous time. Despite better than expected economic growth, surprisingly resilient consumer spending and historically low interest rates and inflation, the market's decline is feeding on itself. Fear of greater losses is driving investors to sell stocks that have already fallen dramatically, and there is a growing sense of crisis among market participants.

We all know the factors driving the market's declines: the repercussions of popping the technology bubble, corporate accounting concerns, a distrust of the go-go capitalism of the 1990's and the list goes on. What has changed in the last few weeks is that these rational concerns have now led to the beginning of an irrational panic.

This kind of panic is not without precedent. In 1987, the market, as measured by the S&P 500 Composite Index, fell a comparable amount to this year's 30% decline in an even shorter period. In terms of peak-to-trough swoons, in 1973-1974, the S&P 500 Composite Index fell 48%, the same percentage that it has declined from the market's high on March 24, 2000 through July 23rd. And the analogies go on. As one wise colleague, a 40-year veteran of the markets, used to say: "Common stocks are the only thing that people buy more of -- the more expensive they get, and sell more of -- the cheaper they get."

The question now is where do we go from here? We don't know what event will trigger a turnaround in investor psychology -- or when. Neither does anyone else. The first thing investors should accept is that, before that happens, the market can still fall further from these levels. As long-term investors know, the fact that the market now statistically is "cheap" doesn't mean it can't get even "cheaper." Yet history shows us that the future return investors should receive in a given scenario is inversely related to the share price, so declining prices make stocks mathematically more attractive for most investors, not less so.

Maintaining a long-term perspective and sticking with an appropriate asset allocation between common stock and more conservative fixed-income investments through an investment cycle has consistently paid off. It will again. It is more than reasonable for investors to reconsider what portion of their portfolio should be allocated to stocks in light of the crisis now gripping the markets. Indeed, most observers of the interplay between the stock market and the economy concur with our opinion that the returns provided by stocks over the

Bishop Street Funds                    2

                                              [Bishop Street Funds Logo Omitted]

next 5-10 years will likely fall short of those in the 1990's. What investors should NOT do is respond emotionally to the recent market decline.

The decision to own stocks should be based on an investor's long-term objectives. The decision of which stocks to own should be based on the economy's fundamentals, interest rates, valuations and the outlook for corporate profits. Since all four of these criteria are already good or improving, we believe investors should stay the course.

On a happier note, I am pleased to announce that effective July 1, 2002, we have launched a new fund, the Bishop Street Strategic Growth Fund (Institutional Shares), which invests in a portfolio of approximately 50 equally-weighted stocks of U.S. companies with liquid large-capitalization and proven earnings. This new fund is the first initiative of the new management team of Bishop Street Capital Management and levers the global expertise of our parent company, BNP Paribas. Along with the enhanced capabilities and expertise we have built internally, this new fund helps us meet the diverse investment objectives of our clients.

The Bishop Street Strategic Growth Fund is sub-advised by BNP Paribas Asset Management, Inc. BNP Paribas Asset Management is a U.S. registered investment adviser. Their worldwide team of managers has approximately $1.4 billion in assets under management for U.S. equity products and approximately $142 billion in assets under management worldwide.

We have more exciting enhancements planned for the second half of 2002 and beyond. Unless we are wrong about the economy stabilizing and corporate profits improving, the market itself is not likely to be enough of a negative to bring down the economy in a self-fulfilling prophecy. We still have the most efficient markets, the most dynamic economy, and a valuable and strong currency. Patience and fortitude are as likely to pay off at this stage of the cycle, as they always have.

Sincerely,

/s/ signature omitted

Robin S. Midkiff
President
Bishop Street Capital Management

This information must be preceded or accompanied by a current prospectus for the Strategic Growth Fund. Investors should read the prospectus carefully before investing or sending money.

June 30, 2002                          3               www.bishopstreetfunds.com

                                  BISHOP STREET
                           INVESTMENT ADVISER'S REPORT
                                      FUNDS


Looking back at the first half of 2002, what has been striking is the steady improvement in the economy, and the beginning of a turnaround in corporate profits. Yet for equity investors, the end of the first half of the year couldn't come soon enough. Once again, all major market benchmarks were in the negative, while once dowdy bonds delivered solid positive returns. Essentially, the persistent signs of an economic recovery were overwhelmed by global unrest and the widening crises in confidence in the capital markets and corporate ethics. So what lies ahead?

It has not been difficult to analyze the steady improvements in the real economy and corporate profits, and predict that at some point these improvements would be reflected in stock prices. Of course the perverse nature of the market would ensure that timing this convergence would be an exercise in futility. But, since earnings have always led the market, if confidence in profit improvement was high, there was no downside to avoid timing the market during this transition and focus instead on the longer-term outlook.

Yet, just as it is a market truism that stock prices eventually follow profits, it's also accepted wisdom that the financial markets can strongly influence the course of the real economy. This was certainly the case at the end of the roaring 1990s, when a bubble in the stock market flooded the real economy with excess capital that drove a high level of investment and temporarily boosted economic output. Eventually all this investment drove down the returns of businesses and saddled the economy with excess capacity, which in turn brought on the economic recession that began 15 months ago. The key question now is whether this cycle might repeat itself in reverse, with anxiety and weakness in the financial markets undermining confidence and snuffing out the budding economic recovery. Not surprisingly, it is in the hub of the capital markets--New York City--where the anxiety is now highest.

Among the analysts, investment bankers and traders greasing the wheels of the U.S. capital markets, layoffs are rising, morale is ebbing and the fear about their status in the system is palpable. In many ways it harkens back to the 1980s, when junk bonds financed an era of hostile takeovers, ultimately ended with the likes of Ivan Boesky and Mike Milken behind bars.


Bishop Street Funds                    4

                                              [Bishop Street Funds Logo Omitted]


Today, it is the independence and integrity of Wall Street analysts like the former Pied Piper of the Internet, Henry Blodgett, or the King of Telecom, Jack Grubman, along with the bankers who paid them, that is under fire. Indeed it is the whole 1990's culture of the stock market that is under fire, from aggressive accountants to the greedy CEOs. With a steady stream of new controversies, the press calling for blood, politicians engaging in their show-trials of public hearings and fear running rampant, it's hard not to be pessimistic about the prospects for an improvement in investor confidence.

Yet, it is precisely in these storm clouds that long-term investors can find a silver lining. In the cycle of fear and greed which drive the capital markets, fear is now clearly in ascendance. Sentiment can get worse and capital flows can turn more negative, but a lot of the bad news is currently priced into the market. Unless the economy is destabilized and corporate profits fail to improve, the market itself is not likely to be enough of a negative to bring down the economy in a self-fulfilling prophecy.

There are of course other risks, and, by broad consensus, the other important risk to fragile confidence and the link between the markets and the economy is the value of the dollar. Because we run an ever-increasing trade deficit, and save so little that we are forced to import an equal amount of capital to fund our deficit in savings, the value of the dollar vs. other foreign currencies is of crucial importance.

Not surprisingly, especially as the dollar has begun to decline against other major currencies after its post September 11 rally, the risks of a dollar crash have not gone unnoticed in the financial markets. The fear is that with the U.S. forced to depend on over a billion dollars per day to fund its twin deficits, if foreign investors perceive the currency to be a risk or the U.S. stock market to be unattractive, they might stage a "buyers' strike." In this worst case scenario, foreign investors start to sell U.S. assets, driving both the currency and the markets lower, feeding pessimism among U.S. investors and leading to the vicious cycle referred to above.


June 30, 2002                          5               www.bishopstreetfunds.com

                                  BISHOP STREET
                           INVESTMENT ADVISER'S REPORT
                                      FUNDS

Ironically, a modestly weaker U.S. dollar is a positive, not a negative for the U.S. economy. This is because, as it improves the competitiveness of U.S. businesses vs. their overseas counterparts, it reduces the trade deficit. The only real risk is a dollar panic, where the perception of weakness feeds upon itself and ignites a round of speculative selling. Only a small fringe of participants see the euro or the yen as strong; most simply acknowledge that the dollar is weaker. It may seem like splitting hairs, but the difference between a marginally weaker dollar and strong euro or yen is significant. Despite all the well-deserved hand wringing, the U.S. financial markets are still the most open and fair in the world.

The strength of the U.S. capital markets is their flexibility. In times of excess, greed overcomes fear and market participants bend, and even break, the rules. Yet "Enronitis," need not, nor does it usually, result in a long, grinding market correction like the 1930s. More often, especially with a policy response akin to today's combination of an easy but attentive Fed and a stimulative yet (hopefully) conservative fiscal policy, it is time that heals the wounds of a market bubble and its attending excesses. Either inaction or overreaction from a regulatory standpoint would be the signpost that things could get measurably worse before they get better. In the absence of either, as the flaws in the market and regulatory system are corrected, confidence should slowly return and once again stock prices should follow profits.

Confidence in the system is at a low point, but the vast majority of corporations and market participants have not engaged in fraud and abuse. The U.S. still has an efficient market, a dynamic economy, and a valuable currency. Patience and fortitude are as likely to pay off at this stage of the cycle as they always have.


Bishop Street Funds                    6
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                       This page left intentionally blank.

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS
Equity Fund
--------------------------------------------------------------------------------


For equity investors, the end of the first half couldn't come soon enough. Despite a final rally, attributable equally to short covering, window dressing, and bargain hunting, the S&P 500 Composite Index fell 13.16% in the first half of the year. The NASDAQ Composite Index fared even worse, declining 24.84% during the same period. Although there were persistent signs of an economy on the mend, a plethora of world and market disturbances sapped investor enthusiasm: India and Pakistan casting nuclear glares at each other over Kashmir, continuing Middle East unrest, terrorism threats, and corporate/accounting malfeasance.

In respect to economic and market conditions during this period, signs of an improving economy had a diminishing response in the market over time. By the second quarter, in fact, good economic news did little to stem deteriorating market conditions. Certainly, part of that deterioration was due to a pullback from fourth quarter 2001's overly optimistic expectations for corporate profits. The remainder, however, largely reflected the toll of six months of revelations about corporate malfeasance and accounting improprieties upon investor psyches. Even the HINT of accounting irregularity wiped out large portions of market value for not only the specific companies, but for unlucky competitors caught in the downdraft.

Although the Bishop Street Equity Fund Institutional Class underperformed its benchmark by 4.10%, returning -17.26%*, most of that shortfall occurred in the first two months of the year where it underperformed its benchmark, the S&P 500 Composite Index, for the first quarter by 3.06%, returning -2.78%. The treacherous market conditions of the second quarter proved to be a test by fire of the stock selection and portfolio risk disciplines put into place in March.

The best relative performing sector for the Fund was industrials, led by General Dynamics and Minnesota Mining and Manufacturing. Technology and telecom


Bishop Street Funds                    8

                                              [Bishop Street Funds Logo Omitted]

also produced strong comparative results. Among the weaker sectors were consumer cyclicals (hurt by the fallout from a negative Wall Street Journal article about Omnicom Group and sentiment contagion among other media names) and utilities, caused by deteriorating industry conditions affecting El Paso.

Looking forward, we feel that the best protection amidst tough market conditions is to implement our selection discipline: choosing superior businesses with strong franchises and fundamentals, selling at attractive prices. We will continue to emphasize economically sensitive names, given our belief that an improving economy will eventually translate into stronger corporate earnings and ultimately, into stronger stock prices. To protect against the downside of volatile market conditions, risk management will be a critical part of the construction.

 * The Bishop Street Equity Fund (Class A shares) produced a total return of -17.38%. Including the maximum sales charge of 5.75%, total return was -22.13%. Past performance is no guarantee of future results.


June 30, 2002                          9               www.bishopstreetfunds.com

Equity Fund                                                          (UNAUDITED)
--------------------------------------------------------------------------------

                             Performance Comparison
 COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE BISHOP STREET
    EQUITY FUND, INSTITUTIONAL CLASS OR CLASS A, VERSUS THE S&P 500 COMPOSITE
                       INDEX AND THE CONSUMER PRICE INDEX.

[Chart Graphic Omitted]
Plot points are as follows:

            Bishop Street     Bishop Street                        Consumer
             Equity Fund       Equity Fund        S&P 500            Price
        Institutional Class#    Class A#+     Composite Index        Index
1/31/97        10,000             9,425           10,000            10,000
6/97           11,105            10,466           11,350            10,070
12/97          12,032            11,340           12,550            10,171
6/98           14,165            13,351           14,771            10,242
12/98          16,008            15,088           16,139            10,334
6/99           17,807            16,784           18,137            10,448
12/99          19,909            18,739           19,534            10,606
6/00           19,698            18,497           19,450            10,831
12/00          16,684            15,649           17,754            10,962
6/01           13,901            12,281           16,564            11,171
12/01          12,411            10,947           15,643            11,137
6/02           10,269             9,045           13,584            11,283

# Account value if you reinvested income and capital gains.

                         Average Annual Total Returns++


      SIX         ONE      ANNUALIZED   ANNUALIZED   ANNUALIZED
     MONTH       YEAR        3  YEAR      5  YEAR     INCEPTION
   RETURN+++    RETURN       RETURN       RETURN       TO DATE
--------------------------------------------------------------------------------
     -17.26%      -26.13%     -16.77%       -1.55%        0.67%                 INSTITUTIONAL CLASS*
--------------------------------------------------------------------------------
     -17.38%      -26.36%     -17.01%       -1.73%+     -14.67%                 CLASS A**
--------------------------------------------------------------------------------
     -22.13%      -30.62%     -18.64%       -2.88%+     -16.31%                 CLASS A, WITH LOAD***
--------------------------------------------------------------------------------

   * Commenced operations on 01/30/97.
  ** Commenced operations on 06/14/99.
 *** Reflects 5.75% sales charge.
   + Prior performance information represents performance of the Institutional
     Class, which was offered on 01/31/97. Institutional Class performance has been adjusted to reflect the Class A sales charge, but has not been adjusted to reflect Class A Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown.
  ++ Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 +++ The six month return has not been annualized.

Bishop Street Funds                   10

Equity Fund                                                          (UNAUDITED)
--------------------------------------------------------------------------------

                             Top Ten Equity Holdings

--------------------------------------------------------------------------------
                                                          Percentage of
                                                           Investments
--------------------------------------------------------------------------------
   1.American International Group                             3.4%
--------------------------------------------------------------------------------
   2.Microsoft                                                3.4%
--------------------------------------------------------------------------------
   3.Citigroup                                                3.3%
--------------------------------------------------------------------------------
   4.Pfizer                                                   3.2%
--------------------------------------------------------------------------------
   5.General Electric                                         3.1%
--------------------------------------------------------------------------------
   6.Wal-Mart Stores                                          2.9%
--------------------------------------------------------------------------------
   7.Bank of New York                                         2.4%
--------------------------------------------------------------------------------
   8.General Dynamics                                         2.4%
--------------------------------------------------------------------------------
   9.Fannie Mae                                               2.2%
--------------------------------------------------------------------------------
  10.Exxon Mobil                                              2.2%
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                                                       Market
                                                                        Value
      Shares                                                            (000)
     ---------                                                        ---------

                              COMMON STOCK -- 96.2%
ADVERTISING -- 0.8%
     28,960    Omnicom Group                                          $  1,326
                                                                      --------
AEROSPACE & DEFENSE -- 2.4%
     38,710    General Dynamics                                          4,117
                                                                      --------
AIR FREIGHT & COURIERS -- 1.6%
     43,730    United Parcel Service, Cl B (A)                           2,700
                                                                      --------
ALUMINUM -- 1.1%
     58,910    Alcoa                                                     1,953
                                                                      --------
BANKS -- 7.4%
     46,240    Bank of America                                           3,253
    123,270    Bank of New York                                          4,160
     65,820    Mellon Financial (A)                                      2,069
     63,520    Wells Fargo                                               3,180
                                                                      --------
                                                                        12,662
                                                                      --------


June 30, 2002                         11               www.bishopstreetfunds.com

Equity Fund                                                          (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
                                                                       Market
                                                                        Value
     Shares                                                             (000)
    ---------                                                         --------
BIOTECHNOLOGY -- 3.7%
     62,980    Amgen*                                                 $  2,638
     43,930    Biogen* (A)                                               1,820
     55,836    Genentech*                                                1,870
                                                                      --------
                                                                         6,328
                                                                      --------
BROADCASTING & CABLE -- 3.3%
     62,470    Clear Channel Communications*                             2,000
     75,960    EchoStar Communications, Cl A*                            1,410
     71,120    Univision Communications, Cl A* (A)                       2,233
                                                                      --------
                                                                         5,643
                                                                      --------
CHEMICALS - DIVERSE -- 1.6%
     79,620    Dow Chemical                                              2,737
                                                                      --------
COMPUTER HARDWARE -- 2.6%
     79,760    Dell Computer*                                            2,085
     20,010    International Business Machines                           1,441
    197,970    Sun Microsystems*                                           992
                                                                      --------
                                                                         4,518
                                                                      --------
CONSUMER FINANCE -- 0.8%
     27,030    Household International (A)                               1,343
                                                                      --------
DIVERSE FINANCIAL SERVICES -- 5.5%
    145,633    Citigroup                                                 5,643
     51,110    Fannie Mae                                                3,770
                                                                      --------
                                                                         9,413
                                                                      --------
ELECTRICAL COMPONENT -- 1.6%
     82,250    Molex                                                     2,758
                                                                      --------
FOOD DISTRIBUTORS -- 1.7%
    105,560    Sysco                                                     2,873
                                                                      --------
GENERAL MERCHANDISE -- 2.9%
     91,180    Wal-Mart Stores                                           5,016
                                                                      --------
HEALTHCARE - DISTRIBUTION/SERVICES -- 1.4%
     98,980    AdvancePCS*                                               2,370
                                                                      --------
HEALTHCARE - FACILITY -- 1.5%
     52,180    HCA                                                       2,479
                                                                      --------
HOTELS -- 1.1%
     66,430    Carnival (A)                                              1,839
                                                                      --------

Bishop Street Funds                   12

Equity Fund                                                          (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
                                                                       Market
                                                                        Value
      Shares                                                            (000)
     ---------                                                        --------
HOUSEHOLD PRODUCTS -- 2.5%
     34,450    Kimberly-Clark                                         $  2,136
     24,450    Procter & Gamble                                          2,183
                                                                      --------
                                                                         4,319
                                                                      --------
INDUSTRIAL CONGLOMERATES -- 4.5%
     19,540    3M                                                        2,404
    183,965    General Electric                                          5,344
                                                                      --------
                                                                         7,748
                                                                      --------
INDUSTRIAL GASES -- 1.4%
     43,410    Praxair                                                   2,473
                                                                      --------
INSURANCE - MULTI-LINE -- 3.4%
     86,545    American International Group                              5,905
                                                                      --------
INTEGRATED TELECOMMUNICATION SERVICES -- 3.1%
     93,240    SBC Communications                                        2,844
     61,560    Verizon Communications                                    2,471
                                                                      --------
                                                                         5,315
                                                                      --------
MACHINERY - INDUSTRIAL -- 2.8%
     39,410    Illinois Tool Works                                       2,692
     18,550    SPX*                                                      2,179
                                                                      --------
                                                                         4,871
                                                                      --------
MOTORCYCLE MANUFACTURERS -- 1.0%
     34,820    Harley-Davidson                                           1,785
                                                                      --------
MOVIES & ENTERTAINMENT -- 2.2%
     86,660    AOL Time Warner*                                          1,275
    132,320    Walt Disney                                               2,501
                                                                      --------
                                                                         3,776
                                                                      --------
NETWORKING EQUIPMENT -- 1.8%
    222,830    Cisco Systems*                                            3,109
                                                                      --------
OIL & GAS - DRILLING -- 1.1%
     65,530    GlobalSantaFe                                             1,792
                                                                      --------
OIL & GAS - EQUIPMENT/SERVICES -- 1.2%
     45,320    Schlumberger                                              2,107
                                                                      --------


June 30, 2002                         13               www.bishopstreetfunds.com

Equity Fund                                                          (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                       Market
                                                                        Value
      Shares                                                            (000)
     ---------                                                        --------
OIL & GAS - EXPLORATION/PRODUCTION -- 3.3%
     28,200    Anadarko Petroleum                                     $  1,390
     38,689    Apache                                                    2,224
     39,860    Devon Energy (A)                                          1,964
                                                                      --------
                                                                         5,578
                                                                      --------
OIL & GAS - INTEGRATED -- 2.2%
     91,250    Exxon Mobil                                               3,734
                                                                      --------
PHARMACEUTICALS -- 9.4%
     32,600    Forest Laboratories*                                      2,308
     57,960    Johnson & Johnson                                         3,029
    157,500    Pfizer                                                    5,513
     53,840    Pharmacia (A)                                             2,016
     63,410    Wyeth                                                     3,247
                                                                      --------
                                                                        16,113
                                                                      --------
RETAIL - DRUGS -- 1.4%
     75,730    CVS                                                       2,317
                                                                      --------
RETAIL - HOME IMPROVEMENT -- 1.0%
     45,760    Home Depot                                                1,681
                                                                      --------
SEMI-CONDUCTORS -- 3.2%
    144,930    Intel                                                     2,648
    119,550    Texas Instruments                                         2,833
                                                                      --------
                                                                         5,481
                                                                      --------
SEMI-CONDUCTORS EQUIPMENT -- 0.6%
     22,380    Kla-Tencor* (A)                                             985
                                                                      --------
SOFT DRINKS -- 1.6%
     57,590    PepsiCo                                                   2,776
                                                                      --------
SPECIALTY STORES -- 1.0%
     50,770    Tiffany                                                   1,787
                                                                      --------
SYSTEMS SOFTWARE -- 4.3%
    107,205    Microsoft*                                                5,864
    164,150    Oracle*                                                   1,555
                                                                      --------
                                                                         7,419
                                                                      --------
TELECOMMUNICATION EQUIPMENT -- 1.2%
    143,220    Nokia OYJ ADR                                             2,074
                                                                      --------
WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
    129,100    Vodafone Group ADR (A)                                    1,762
                                                                      --------
               TOTAL COMMON STOCK (Cost $181,146)                      164,982
                                                                      --------

Bishop Street Funds                   14

Equity Fund                                                          (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

                                                                       Market
                                                                        Value
      Shares                                                            (000)
     ---------                                                        --------

                            CASH EQUIVALENTS -- 3.8%

  3,232,015    Blackrock Provident T-Fund                             $  3,232
  3,258,955    Dreyfus Cash Management Fund                              3,259
                                                                      --------
               TOTAL CASH EQUIVALENTS (Cost $6,491)                      6,491
                                                                      --------
TOTAL INVESTMENTS (COST $187,637) -- 100.0%                            171,473
                                                                      --------
   SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR
        LOANED SECURITIES -- 6.3%                                       10,777
   COLLATERAL ON SECURITIES LOANED -- (6.3%)                           (10,777)
   OTHER ASSETS AND LIABILITIES -- 0.0%                                     55
                                                                      --------
OTHER ASSETS AND LIABILITIES, NET -- 0.0%                                   55
                                                                      --------

                                   NET ASSETS:

Fund Shares of Institutional Class (unlimited authorization -- no par value)
    based on 20,326,922 outstanding shares of beneficial interest      230,228
Fund Shares of Class A (unlimited authorization -- no par value)
    based on 251,860 outstanding shares of beneficial interest           7,296
Undistributed net investment income                                         97
Accumulated net realized loss on investments                           (49,929)
Net unrealized depreciation on investments                             (16,164)
                                                                      --------
TOTAL NET ASSETS -- 100.0%                                            $171,528
                                                                      ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                               $8.34
                                                                      ========
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- CLASS A                                           $8.27
                                                                      ========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
    ($8.27 / 94.25%)                                                     $8.77
                                                                      ========
* NON-INCOME PRODUCING SECURITY
(A) THE SECURITY OR A PORTION OF THIS SECURITY IS ON LOAN AT JUNE 30, 2002
    (SEE NOTE 5 IN NOTES TO FINANCIAL STATEMENTS). THE TOTAL VALUE OF SECURITIES ON LOAN AT JUNE 30, 2002 WAS $10,370,094.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


June 30, 2002                         15               www.bishopstreetfunds.com

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

High Grade Income Fund
--------------------------------------------------------------------------------


Treasuries outperformed all other sectors during the first half of 2002 as investors sought safe haven from a plunging stock market, geopolitical tensions, and corporate improprieties. However, a waning dollar dampened the allure for U.S. investments, tempering some of the gains as some foreign investors reallocated assets to other alternatives. Corporate bonds put in their worst performance during the second quarter closing in June at its third worst level in five years. Coupled with a barrage of accounting issues and allegations of fraud, corporate spreads widened as high quality issues outperformed the lower quality investment grade issues. Downgrades continued at record levels. Approximately 3% of the Corporate Index was downgraded in each of the months during the 2nd quarter, and of the 110 corporate bonds downgraded in May, 62 fell below investment grade.

The current divergence between the economic recovery and the faltering stock market continued to keep treasury yields low at overvalued levels. Through the second quarter, the yield curve steepened as yields fell at the short end of the curve while rising four basis points at the long end.

The Bishop Street High Grade Income Fund's Institutional Class outperformed its benchmark index for the first half of 2002 with a total return of 3.96%* vs. 3.26% for the Lehman Brothers U.S. Government/Credit Index and 2.54% for the Lipper Corporate A-Rated Debt Funds Objective. Our strategy to overweight high grade issues was the largest contributor to performance for the second quarter while our short duration enhanced performance in the first quarter.

Looking ahead, we continue to position the portfolio for a moderate recovery with a duration slightly short to the benchmark and an overweight position in corporates. An accommodating Fed will probably remain on hold until the end of the year, allowing time for the labor market and business investment to

Bishop Street Funds                   16

                                              [Bishop Street Funds Logo Omitted]


improve. Monetary policy and the economy continue to support equities. However, should the stock market continue to slide, the economic recovery may be impaired, at which time we would consider extending the portfolio's duration.

* The Bishop Street High Grade Income Fund (Class A shares) produced a total return of 3.73%. Including the maximum sales charge of 4.75%, total return was -1.22%. Past performance is no guarantee of future results.



June 30, 2002                         17               www.bishopstreetfunds.com

High Grade Income Fund                                               (UNAUDITED)
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
  BISHOP STREET HIGH GRADE INCOME FUND, INSTITUTIONAL CLASS OR CLASS A, VERSUS THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX AND THE CONSUMER PRICE INDEX.

[Chart Graphic Omitted]
Plot points are as follows:

                     Bishop Street                      Bishop Street                     Lehman Brothers               Consumer
                High Grade Income Fund             High Grade Income Fund                 U.S. Government                 Price
                 Institutional Class#                     Class A#+                        Credit Index                   Index
1/31/97                $10,000                            $ 9,525                            $10,000                    $10,000
6/97                    10,216                              9,731                             10,261                     10,070
12/97                   10,793                             10,280                             10,962                     10,171
6/98                    11,191                             10,660                             11,419                     10,242
12/98                   11,774                             11,215                             12,000                     10,334
6/99                    11,316                             10,755                             11,727                     10,448
12/99                   11,264                             10,651                             11,741                     10,606
6/00                    11,778                             11,110                             12,230                     10,831
12/00                   12,419                             11,701                             13,131                     10,962
6/01                    12,690                             11,942                             13,592                     11,171
12/01                   13,307                             12,523                             14,247                     11,137
6/02                    13,834                             12,990                             14,711                     11,283

# Account value if you reinvested income and capital gains.

                         AVERAGE ANNUAL TOTAL RETURNS++


      SIX         ONE      ANNUALIZED   ANNUALIZED  ANNUALIZED
     MONTH       YEAR        3  YEAR      5  YEAR    INCEPTION
   RETURN+++    RETURN       RETURN       RETURN      TO DATE
-----------------------------------------------------------------
      3.96%        9.02%        6.93%        6.25%        6.18%    INSTITUTIONAL CLASS*
-----------------------------------------------------------------
      3.73%        8.77%        6.49%        5.95%+       6.72%    CLASS A**
-----------------------------------------------------------------
     -1.22%        3.66%        4.77%        4.91%+       5.04%    CLASS A, WITH LOAD***
-----------------------------------------------------------------

  * Commenced operations on 01/30/97.
 ** Commenced operations on 06/14/99.
*** Reflects 4.75% sales charge.
  + Prior performance information represents performance of the Institutional
    Class, which was offered on 01/31/97. Institutional Class performance has been adjusted to reflect the Class A sales charge, but has not been adjusted to reflect Class A Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown.
 ++ Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
+++ The six month return has not been annualized.


Bishop Street Funds                   18

High Grade Income Fund                                               (UNAUDITED)
--------------------------------------------------------------------------------


                                TOP TEN HOLDINGS
                                                               Percentage
                                        Coupon     Maturity        of
                                         Rate        Date      Investments
--------------------------------------------------------------------------------
   1. U.S. Treasury Bond                7.250%      05/15/16      9.3%
--------------------------------------------------------------------------------
   2. U.S. Treasury Bond                6.375%      08/15/27      5.5%
--------------------------------------------------------------------------------
   3. FNMA                              7.250%      01/15/10      3.6%
--------------------------------------------------------------------------------
   4. U.S. Treasury Bond                6.250%      08/15/23      3.2%
--------------------------------------------------------------------------------
   5. FHLB                              5.125%      03/06/06      3.2%
--------------------------------------------------------------------------------
   6. BP Amoco                          5.900%      04/15/09      3.1%
--------------------------------------------------------------------------------
   7. FHLMC                             5.750%      07/15/03      3.1%
--------------------------------------------------------------------------------
   8. U.S. Treasury Bond                7.500%      11/15/16      3.1%
--------------------------------------------------------------------------------
   9. FHLMC                             6.375%      11/15/03      3.1%
--------------------------------------------------------------------------------
  10. FNMA                              5.125%      02/13/04      2.9%
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
        Face                                                            Market
       Amount                                                           Value
        (000)                                                           (000)
       --------                                                       --------

                       U.S. TREASURY OBLIGATIONS -- 28.8%
               U.S. Treasury Bonds
     $3,250    7.500%, 11/15/16 (A)                                   $  3,911
      9,900    7.250%, 05/15/16 (A)                                     11,668
      6,350    6.375%, 08/15/27                                          6,925
      3,750    6.250%, 08/15/23 (A)                                      4,018
      1,350    6.000%, 02/15/26                                          1,404
               U.S. Treasury Notes (A)
      2,200    7.500%, 02/15/05                                          2,435
      2,000    7.250%, 08/15/04                                          2,175
      1,500    7.000%, 07/15/06                                          1,676
      2,400    5.000%, 08/15/11                                          2,433
                                                                      --------
               TOTAL U.S. TREASURY OBLIGATIONS (Cost $34,942)           36,645
                                                                      --------


June 30, 2002                         19               www.bishopstreetfunds.com

High Grade Income Fund                                               (UNAUDITED)
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
        Face                                                           Market
       Amount                                                           Value
        (000)                                                           (000)
       --------                                                       --------

               U.S. GOVERNMENT AGENCY OBLIGATIONS -- 18.3%
               FHLB
     $  700    7.570%, 08/19/04                                       $    763
      3,850    5.125%, 03/06/06 (A)                                      4,002
               FHLMC
      2,400    7.375%, 05/15/03 (A)                                      2,507
      3,700    6.375%, 11/15/03                                          3,894
      3,800    5.750%, 07/15/03 (A)                                      3,941
               FNMA
      4,000    7.250%, 01/15/10                                          4,534
      3,500    5.125%, 02/13/04                                          3,631
                                                                      --------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $22,644)  23,272
                                                                      --------

                         CORPORATE OBLIGATIONS -- 50.9%
AEROSPACE & DEFENSE -- 4.5%
               Boeing
      2,700    7.875%, 02/15/05                                          2,935
               United Technologies (A)
      2,700    6.350%, 03/01/11                                          2,839
                                                                      --------
                                                                         5,774
                                                                      --------
ALUMINUM -- 2.0%
               Alcoa, Ser B
      2,450    6.125%, 06/15/05                                          2,585
                                                                      --------
CHEMICALS - DIVERSE -- 2.1%
               Dow Chemical
      2,600    6.125%, 02/01/11                                          2,620
                                                                      --------
DIVERSE FINANCIAL SERVICES -- 2.2%
               Citigroup
      2,600    6.750%, 12/01/05                                          2,795
                                                                      --------
ELECTRICAL COMPONENT -- 2.1%
               Emerson Electric
      2,625    5.000%, 10/15/08                                          2,605
                                                                      --------
Bishop Street Funds                   20

High Grade Income Fund                                               (UNAUDITED)
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                            Market
       Amount                                                           Value
        (000)                                                           (000)
      ---------                                                       --------
GENERAL MERCHANDISE -- 5.8%
               Costco
     $1,565    5.500%, 03/15/07                                       $  1,614
               Target
      2,600    6.350%, 01/15/11                                          2,731
               Wal-Mart Stores
      2,625    8.000%, 09/15/06                                          2,969
                                                                      --------
                                                                         7,314
                                                                      --------
HOUSEHOLD PRODUCTS -- 6.2%
               Avon Products
      2,500    7.150%, 11/15/09                                          2,747
               Kimberly-Clark
      2,400    7.100%, 08/01/07                                          2,676
               Procter & Gamble
      2,425    5.250%, 09/15/03                                          2,492
                                                                      --------
                                                                         7,915
                                                                      --------
INTEGRATED TELECOMMUNICATION SERVICES -- 2.0%
               SBC Communications
      2,500    5.750%, 05/02/06                                          2,583
                                                                      --------
MACHINERY - INDUSTRIAL -- 2.0%
               Illinois Tool Works
      2,500    5.750%, 03/01/09                                          2,550
                                                                      --------
OIL & GAS - EQUIPMENT/SERVICES -- 2.1%
               Baker Hughes
      2,600    6.000%, 02/15/09                                          2,642
                                                                      --------
OIL & GAS - INTEGRATED -- 3.1%
               BP Amoco
      3,800    5.900%, 04/15/09                                          3,945
                                                                      --------
PHARMACEUTICALS -- 2.3%
               Abbott Labs
      2,700    6.400%, 12/01/06                                          2,892
                                                                      --------


June 30, 2002                         21               www.bishopstreetfunds.com

High Grade Income Fund                                               (UNAUDITED)
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
    Shares/Face                                                        Market
       Amount                                                           Value
        (000)                                                           (000)
    -----------                                                       --------
PUBLISHING & PRINTING -- 1.8%
               Washington Post
     $2,300    5.500%, 02/15/09                                       $  2,301
                                                                      --------
REAL ESTATE -- 2.1%
               Security Capital Group
      2,500    7.150%, 06/15/07                                          2,674
                                                                      --------
RETAIL - DRUGS -- 2.0%
               CVS
      2,500    5.625%, 03/15/06                                          2,546
                                                                      --------
SEMI-CONDUCTORS -- 2.1%
               Texas Instruments
      2,500    7.000%, 08/15/04                                          2,653
                                                                      --------
SERVICES - OFFICE EQUIPMENT -- 4.5%
               Pitney Bowes
      3,000    5.750%, 08/15/08                                          3,110
      2,500    5.500%, 04/15/04                                          2,600
                                                                      --------
                                                                         5,710
                                                                      --------
SOFT DRINKS -- 2.0%
               PepsiCo
      2,500    4.500%, 09/15/04                                          2,551
                                                                      --------
 Total Corporate Obligations (Cost $62,301)                             64,655
                                                                      --------


                            CASH EQUIVALENTS -- 0.7%
    462,669    Blackrock Provident T-Fund                                  463
    462,669    Dreyfus Cash Management Fund                                463
                                                                      --------
               TOTAL CASH EQUIVALENTS (Cost $926)                          926
                                                                      --------
TOTAL INVESTMENTS (COST $120,813)-- 98.7%                              125,498
                                                                      --------
   SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR
        LOANED SECURITIES -- 20.2%                                      25,636
   COLLATERAL ON SECURITIES LOANED -- (20.2%)                          (25,636)
   OTHER ASSETS AND LIABILITIES -- 1.3%                                  1,634
                                                                      --------
OTHER ASSETS AND LIABILITIES, NET -- 1.3%                                1,634
                                                                      --------

Bishop Street Funds                   22

High Grade Income Fund                                               (UNAUDITED)
--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                  (CONCLUDED)

                                   NET ASSETS:                         Value
                                                                        (000)
                                                                     ---------
Fund Shares of Institutional Class (unlimited authorization
    -- no par value)
    based on 12,472,542 outstanding shares of beneficial interest     $124,466
Fund Shares of Class A (unlimited authorization -- no par value)
    based on 40,278 outstanding shares of beneficial interest              396
Accumulated net realized loss on investments                            (2,415)
Net unrealized appreciation on investments                               4,685
                                                                      --------
TOTAL NET ASSETS -- 100.0%                                            $127,132
                                                                      ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                              $10.16
                                                                      ========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A               $10.11
                                                                      ========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
    ($10.11 / 95.25%)                                                   $10.61
                                                                      ========

(A) THE SECURITY OR A PORTION OF THIS SECURITY IS ON LOAN AT JUNE 30, 2002 (SEE
    NOTE 5 IN NOTES TO FINANCIAL STATEMENTS). THE TOTAL VALUE OF SECURITIES ON LOAN AT JUNE 30, 2002 WAS $25,086,061.
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
SER -- SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

June 30, 2002                         23               www.bishopstreetfunds.com

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------


The Bishop Street Hawaii Municipal Bond Fund Institutional Class Shares returned 5.11%* YTD for the period ended June 30, 2002, outperforming the Lehman Brothers Municipal Bond Index and the Lipper Hawaii Municipal Debt Objective, which returned 4.64% and 4.39%, respectively.

Year-to-date outperformance of the Fund is attributed to its relative overweight in the 6-17 year sectors, the best performing portion of the municipal curve. For the past six months we have worked diligently to reduce our overweight in the 10-year portion of the curve and to reallocate proceeds from bond sales to both shorter and longer dated maturities while keeping duration constant at below benchmark levels.

Supply and demand imbalances for Hawaii municipal paper were a common theme over the first six months of 2002 with limited new issuance by the state's municipal issuers. The tight supply of municipal paper coupled with heavy municipal bond redemptions forced Hawaii bond prices to historically expensive levels by the end of the first half of the year. Continued geopolitical strife and corporate accounting irregularities also attracted many investors to the relative safety of municipal debt.

We remain cautious on the municipal bond market as we head into the second half of 2002. Municipal bond prices are currently expensive with 5-year and 10-year national AAA Muni yields dropping to 3.00% and 4.00% respectively, levels not seen since December of 2001. Moreover, municipal debt issuance is estimated to spike over the last half of 2002 as state and local municipalities seek to cover operating budget deficits caused by larger-than-expected drops in income tax collections. Such a scenario (barring further terrorism and corporate accounting scandals) would likely force municipal bond prices down from their current lofty levels.

We feel a more laddered portfolio structure is appropriate given the possibility of a rebound of the U.S. economy and the accompanying moderate increase in interest rates that such an environment should produce.

* The Bishop Street Hawaii Municipal Bond Fund (Class A shares) produced a total return of 4.98%. Including the maximum sales charge of 4.25%, total return was 0.55%. Past performance is no guarantee of future results.

Bishop Street Funds                   24

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             Performance Comparison

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

     IN THE BISHOP STREET HAWAII MUNICIPAL BOND FUND, INSTITUTIONAL CLASS OR
            CLASS A, VERSUS THE LEHMAN BROTHERS MUNICIPAL BOND INDEX,
    THE CONSUMER PRICE INDEX, AND THE LIPPER HAWAII MUNICIPAL DEBT OBJECTIVE

[Chart Graphic Omitted]
Plot points are as follows:

                Bishop Street                       Bishop Street                 Lehman Brothers       Consumer      Lipper Hawaii
         Hawaii Municipal Bond Fund          Hawaii Municipal Bond Fund           Municipal Bond          Price         Municipal
            Institutional Class#                      Class A#+                        Index              Index      Debt Objective
2/28/95           $10,000                             $ 9,575                        $10,000            $10,000         $10,000
12/95              10,941                              10,476                         11,097             10,192          10,958
12/96              11,402                              10,917                         11,589             10,523          11,378
12/97              12,373                              11,847                         12,656             10,713          12,308
12/98              13,096                              12,539                         13,476             10,886          12,999
12/99              12,749                              12,174                         13,197             11,172          12,448
12/00              14,356                              13,677                         14,740             11,546          13,859
12/01              14,965                              14,241                         15,496             11,732          14,430
06/02              15,730                              14,951                         16,215             11,886          15,063

# Account value if you reinvested income and capital gains.

                         Average Annual Total Returns++

      SIX         ONE      ANNUALIZED   ANNUALIZED  ANNUALIZED
     MONTH       YEAR        3  YEAR      5  YEAR    INCEPTION
   RETURN+++    RETURN       RETURN       RETURN      TO DATE
----------------------------------------------------------------------
     5.11%       6.68%        6.78%        6.06%       6.35%           Institutional Class*
----------------------------------------------------------------------
     4.98%       6.51%        6.55%       5.90%+       6.36%           Class A **
----------------------------------------------------------------------
     0.55%       1.95%        5.02%       4.99%+       4.86%           Class A, with load***
----------------------------------------------------------------------

  * Commenced operations on 02/16/95.
 ** Commenced operations on 06/14/99.
*** Reflects 4.25% sales charge.
  + Prior performance information represents performance of the Institutional
    Class, which was offered on 02/15/95. Institutional Class performance has been adjusted to reflect the Class A sales charge, but has not been adjusted to reflect Class A Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown.
 ++ Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
+++ The six month return has not been annualized.

June 30, 2002                         25               www.bishopstreetfunds.com

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                                Top Ten Holdings
                                                                      Percentage
                                               Coupon     Maturity       of
                                                Rate        Date     Investments
--------------------------------------------------------------------------------
   1. Honolulu City & County Waste Water RB    5.250%     07/01/18       2.6%
--------------------------------------------------------------------------------
   2. Honolulu City & County GO                5.000%     07/01/19       2.0%
--------------------------------------------------------------------------------
   3. Hawaii State Highway RB                  5.250%     07/01/15       1.9%
--------------------------------------------------------------------------------
   4. Hawaii State Highway RB                  6.000%     07/01/09       1.9%
--------------------------------------------------------------------------------
   5. Honolulu City & County GO                5.125%     07/01/17       1.7%
--------------------------------------------------------------------------------
   6. Hawaii State Airport System RB           6.500%     07/01/14       1.6%
--------------------------------------------------------------------------------
   7. Hawaii State GO                          5.250%     04/01/12       1.5%
--------------------------------------------------------------------------------
   8. Honolulu City & County Waste Water RB    5.250%     07/01/15       1.4%
--------------------------------------------------------------------------------
   9. Hawaii State GO                          6.000%     11/01/06       1.4%
--------------------------------------------------------------------------------
  10. Hawaii State Airport System RB           5.600%     07/01/04       1.3%
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
       Face                                                             Market
      Amount                                                            Value
       (000)                                                            (000)
      --------                                                        --------

                            MUNICIPAL BONDS -- 98.4%
HAWAII -- 92.6%
               Department of Budget & Finance, Hawaiian Electric,
               Ser A, RB, AMBAC Insured
     $2,000    5.500%, 12/01/14                                       $  2,160
               Department of Budget & Finance, Hawaiian Electric,
               Ser A, RB, AMT, MBIA Insured
        760    6.200%, 05/01/26                                            829
               Department of Budget & Finance, Hawaiian Electric,
               Ser A, RB, MBIA Insured
        240    5.650%, 10/01/27                                            251
      2,080    4.950%, 04/01/12                                          2,210
               Department of Budget & Finance, Hawaiian Electric,
               Ser B, RB, AMT, AMBAC Insured
      2,000    5.750%, 12/01/18                                          2,128
               Department of Budget & Finance, Queens Health Systems,
               Ser A, RB
      1,450    5.875%, 07/01/11                                          1,541

Bishop Street Funds                   26

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
        Face                                                           Market
       Amount                                                           Value
        (000)                                                           (000)
       --------                                                       --------
HAWAII -- (CONTINUED)
               Department of Budget & Finance, Queens Health Systems,
               Ser B, RB, MBIA Insured
     $  750    5.250%, 07/01/11                                       $    799
      1,445    5.250%, 07/01/12                                          1,532
      1,275    5.250%, 07/01/13                                          1,347
      1,000    5.250%, 07/01/14                                          1,049
               Department of Budget & Finance, Special Purpose Mortgage,
               Hawaiian Electric Project, Ser A, RB, AMT, MBIA Insured
      1,090    6.600%, 01/01/25                                          1,184
               Department of Budget & Finance, Special Purpose Mortgage,
               Kapiolani Health Care System Project, RB
      1,260    6.300%, 07/01/08                                          1,308
               Department of Budget & Finance, Special Purpose Mortgage,
               St. Francis Medical Center Project, RB, FSA Insured
        930    6.500%, 07/01/22                                            968
               Harbor Capital Improvement, RB, AMT, FGIC Insured
        305    6.200%, 07/01/08                                            331
               Harbor Capital Improvement, RB, AMT, MBIA Insured
      1,000    5.500%, 07/01/27                                          1,026
        500    5.400%, 07/01/09                                            542
               Harbor System, Ser A, RB, AMT, FSA Insured
      2,025    5.750%, 07/01/17                                          2,174
      1,210    5.700%, 07/01/16                                          1,305
      1,000    5.600%, 07/01/15                                          1,081
               Hawaii County, Ser A, GO, FGIC Insured
        450    5.600%, 05/01/12                                            503
        190    5.600%, 05/01/13                                            212
        400    5.550%, 05/01/09                                            443
        630    5.500%, 07/15/12                                            695
      1,000    4.500%, 02/01/05                                          1,049
               Hawaii County, Ser A, GO, FSA Insured
      1,000    5.625%, 05/15/19                                          1,056
        500    5.400%, 05/15/15                                            531
      1,000    5.375%, 05/15/13                                          1,074
      1,000    5.375%, 05/15/14                                          1,066
      1,000    5.250%, 05/15/11                                          1,080
      1,025    5.250%, 05/15/12                                          1,101
               Hawaii State, Airport System, First Ser, RB, MBIA Insured
      2,275    5.600%, 07/01/04                                          2,420
               Hawaii State, Airport System, Second Ser, RB, AMT, ETM
         60    6.900%, 07/01/12                                             71

June 30, 2002                         27               www.bishopstreetfunds.com

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
        Face                                                           Market
       Amount                                                           Value
        (000)                                                           (000)
       --------                                                       --------
HAWAII -- (CONTINUED)
               Hawaii State, Airport System, Second Ser, RB, AMT, ETM,
               MBIA Insured
     $1,100    6.900%, 07/01/12                                       $  1,313
               Hawaii State, Airport System, Ser B, RB, AMT,
               FGIC Insured
      2,500    6.500%, 07/01/14                                          2,853
               Hawaii State, Airport System, Third Ser, RB, AMT,
               AMBAC Insured
      1,000    5.750%, 07/01/09                                          1,090
               Hawaii State, Highway, RB
      1,000    6.000%, 07/01/08                                          1,132
      3,000    6.000%, 07/01/09                                          3,416
        375    5.250%, 07/01/10                                            402
        500    5.250%, 07/01/12                                            532
      2,000    5.250%, 07/01/16                                          2,067
        510    5.000%, 07/01/11                                            530
      1,175    5.000%, 07/01/13                                          1,203
               Hawaii State, Highway, RB, FGIC Insured
      3,280    5.250%, 07/01/15                                          3,436
        405    5.000%, 07/01/16                                            416
               Hawaii State, Highway, RB, FSA Insured
      2,000    5.375%, 07/01/20                                          2,070
      1,000    5.250%, 07/01/13                                          1,077
               Hawaii State, Housing & Community Development,
               Ser A, RB, AMT, FNMA Collateral
      1,990    6.300%, 07/01/20                                          2,062
               Hawaii State, Housing, Finance & Development, Affordable
               Rental Housing Program, Ser A, RB
        750    6.050%, 07/01/22                                            773
        350    6.000%, 07/01/15                                            367
               Hawaii State, Housing, Finance & Development, Affordable
               Rental Housing Program, Ser A, RB, AMT, FNMA Collateral
      2,070    5.750%, 07/01/30                                          2,096
        262    5.550%, 07/01/07                                            273
      1,360    5.400%, 07/01/30                                          1,357
        250    5.250%, 07/01/13                                            257
               Hawaii State, Housing, Finance & Development,
               Single-Family Mortgage Purchase, Ser B, RB,
               FNMA Collateral
      1,000    5.450%, 07/01/17                                          1,017

Bishop Street Funds                   28

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
        Face                                                            Market
       Amount                                                           Value
        (000)                                                           (000)
       --------                                                       --------
HAWAII -- (CONTINUED)
               Hawaii State, Housing, Finance & Development,
               University of Hawaii, Faculty Housing Project,
               RB, AMBAC Insured
     $  700    5.650%, 10/01/16                                       $    745
        415    5.000%, 10/01/06                                            446
        395    4.850%, 10/01/05                                            423
        380    4.750%, 10/01/04                                            402
               Hawaii State, Kapolei Office Building, Ser A, COP,
               AMBAC Insured
      1,475    5.250%, 05/01/13                                          1,571
      1,000    5.000%, 05/01/13                                          1,076
      1,000    5.000%, 05/01/14                                          1,040
      1,000    5.000%, 05/01/15                                          1,035
      1,500    5.000%, 05/01/16                                          1,541
      1,000    5.000%, 05/01/17                                          1,021
        500    5.000%, 05/01/18                                            507
               Hawaii State, No. 1 Capitol District State Office,
               COP, MBIA Insured
      1,000    5.200%, 05/01/14                                          1,056
        175    5.000%, 05/01/11                                            186
               Hawaii State, Ser CA, GO, MBIA Insured
        820    5.500%, 01/01/12                                            907
               Hawaii State, Ser CC, GO
        400    5.125%, 02/01/08                                            432
               Hawaii State, Ser CH, GO, MBIA Insured
      2,200    6.000%, 11/01/06                                          2,475
               Hawaii State, Ser CI, GO
      1,000    4.600%, 11/01/06                                          1,069
               Hawaii State, Ser CI, GO, MBIA Insured
      1,000    4.750%, 11/01/09                                          1,065
               Hawaii State, Ser CL, GO
      1,000    6.000%, 03/01/09                                          1,132
               Hawaii State, Ser CL, GO, MBIA Insured
        555    6.000%, 03/01/08                                            624
               Hawaii State, Ser CM, GO, FGIC Insured
      2,000    6.500%, 12/01/13                                          2,402
        500    6.000%, 12/01/09                                            573
      1,500    6.000%, 12/01/11                                          1,729
               Hawaii State, Ser CN, GO, FGIC Insured
        500    5.500%, 03/01/14                                            535
        500    5.250%, 03/01/12                                            534
        500    5.250%, 03/01/17                                            516
               Hawaii State, Ser CO, GO, FGIC Insured
        200    6.000%, 09/01/05                                            221

June 30, 2002                         29               www.bishopstreetfunds.com

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
        Face                                                           Market
       Amount                                                           Value
        (000)                                                           (000)
       --------                                                       --------
HAWAII -- (CONTINUED)
               Hawaii State, Ser CR, GO, MBIA Insured
     $1,500    5.750%, 04/01/09                                       $  1,680
        270    5.250%, 04/01/11                                            289
      2,500    5.250%, 04/01/12                                          2,659
               Hawaii State, Ser CS, GO, MBIA Insured
      2,000    5.250%, 04/01/06                                          2,165
      1,550    5.000%, 04/01/07                                          1,670
        255    5.000%, 04/01/09                                            274
               Hawaii State, Ser CT, GO, FSA Insured
      1,500    5.875%, 09/01/16                                          1,723
        400    5.500%, 09/01/06                                            440
               Hawaii State, Ser CU, GO, MBIA Insured
        500    5.750%, 10/01/07                                            555
        500    5.750%, 10/01/11                                            561
        550    5.750%, 10/01/12                                            611
        250    5.300%, 10/01/15                                            276
               Hawaii State, Ser CV, GO, FGIC Insured
      1,000    5.250%, 08/01/21                                          1,021
        250    5.125%, 08/01/17                                            258
               Hawaii State, Ser CX, GO, FSA Insured
      1,000    5.500%, 02/01/21                                          1,044
      2,000    5.250%, 02/01/10                                          2,175
        875    5.125%, 02/01/22                                            883
               Hawaii State, Ser CY, GO, FSA Insured
      1,500    5.500%, 02/01/11                                          1,657
      2,000    5.250%, 02/01/07                                          2,170
      1,000    5.250%, 02/01/10                                          1,088
               Hawaiian Home Lands Department, RB
      1,250    4.000%, 07/01/05                                          1,294
               Honolulu City & County, Board of Water Supply, RB
      1,000    5.800%, 07/01/16                                          1,121
        250    5.250%, 07/01/07                                            275
               Honolulu City & County, Board of Water Supply,
               RB, FSA Insured
        620    5.500%, 07/01/15                                            670
        340    5.000%, 07/01/08                                            368
               Honolulu City & County, GO
        230    6.000%, 12/01/09                                            265
        800    1.450%, 09/11/08                                            800
               Honolulu City & County, Ser A, GO
         55    6.000%, 01/01/10                                             62

Bishop Street Funds                   30

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
        Face                                                           Market
       Amount                                                           Value
        (000)                                                           (000)
       --------                                                       --------
HAWAII -- (CONTINUED)
               Honolulu City & County, Ser A, GO, ETM
     $  500    6.000%, 01/01/09                                       $    568
         95    6.000%, 01/01/10                                            108

        800    5.750%, 04/01/10                                            903
        245    5.700%, 04/01/09                                            275
               Honolulu City & County, Ser A, GO, ETM, MBIA Insured
        135    6.000%, 11/01/10                                            156
               Honolulu City & County, Ser A, GO, FSA Insured
        300    5.125%, 09/01/21                                            303
        200    4.500%, 09/01/05                                            212
               Honolulu City & County, Ser A, GO, MBIA Insured
        365    6.000%, 11/01/10                                            419
               Honolulu City & County, Ser B, GO
      1,230    5.600%, 06/01/05                                          1,311
        600    5.000%, 10/01/13                                            640
               Honolulu City & County, Ser B, GO, FGIC Insured
        635    5.500%, 10/01/11                                            712
      2,000    5.125%, 07/01/16                                          2,078
      3,000    5.125%, 07/01/17                                          3,094
               Honolulu City & County, Ser B, RB, AMBAC Insured
        500    1.350%, 07/01/31                                            500
               Honolulu City & County, Ser C, GO, FGIC Insured
        125    5.500%, 11/01/07                                            139
      1,200    5.125%, 07/01/11                                          1,287
      2,000    5.125%, 07/01/15                                          2,090
      3,500    5.000%, 07/01/19                                          3,544
               Honolulu City & County, Waipahu Towers Project,
               Ser A, RB, AMT, GNMA Collateral
        200    6.900%, 06/20/35                                            210
               Honolulu City & County, Waste Water, 2nd Board Resolution,
               Junior Ser, RB, FGIC Insured
      1,000    5.250%, 07/01/12                                          1,075
      1,900    5.250%, 07/01/13                                          2,033
      2,365    5.250%, 07/01/15                                          2,486
      2,000    5.250%, 07/01/16                                          2,088
      2,000    5.250%, 07/01/17                                          2,078
      4,500    5.250%, 07/01/18                                          4,646
               Kauai County, Public Improvement, Ser B, GO, MBIA Insured
        175    5.200%, 08/01/15                                            182
        165    5.150%, 08/01/14                                            172
        155    5.100%, 08/01/13                                            162
        120    5.050%, 08/01/12                                            126
        140    5.000%, 08/01/11                                            147
        135    4.950%, 08/01/10                                            143
        100    4.850%, 08/01/09                                            106
        120    4.750%, 08/01/08                                            128

June 30, 2002                         31               www.bishopstreetfunds.com

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
        Face                                                           Market
       Amount                                                          Value
        (000)                                                          (000)
       --------                                                       --------
HAWAII -- (CONTINUED)
               Kauai County, Ser A, GO, FGIC Insured
     $1,135    6.250%, 08/01/18                                       $  1,325
      1,480    6.250%, 08/01/20                                          1,728
      1,335    6.250%, 08/01/21                                          1,559
      1,050    6.250%, 08/01/22                                          1,226
               Kauai County, Ser A, GO, MBIA Insured
      1,000    4.000%, 08/01/03                                          1,057
               Kauai County, Ser B, GO, AMBAC Insured
        285    5.750%, 08/01/06                                            316

               Kauai County, Ser B, Go, MBIA Insured
        260    5.900%, 02/01/13                                            281
               Maui County, GO, FGIC Insured
        290    5.125%, 12/15/10                                            301
               Maui County, Ser A, GO
        485    5.375%, 03/01/12                                            528
               Maui County, Ser A, GO, FGIC Insured
        450    5.800%, 03/01/15                                            512
      1,000    5.250%, 03/01/08                                          1,088
        500    5.200%, 09/01/12                                            528
        100    5.125%, 03/01/14                                            104
        615    5.100%, 03/01/19                                            626
        200    5.000%, 03/01/13                                            209
        795    5.000%, 03/01/18                                            806
               Maui County, Ser A, GO, MBIA Insured
        250    5.750%, 06/01/13                                            279
               Maui County, Ser C, GO, FGIC Insured
      1,000    5.250%, 03/01/17                                          1,041
        500    5.200%, 03/01/16                                            519
        555    5.150%, 03/01/14                                            580
        790    5.150%, 03/01/15                                            822
               University of Hawaii, Ser A, RB, FGIC Insured
        500    5.500%, 07/15/19                                            528
        500    5.500%, 07/15/21                                            523
               University of Hawaii, Ser B, RB, FSA Insured
        320    5.250%, 10/01/16                                            336
        775    5.250%, 10/01/17                                            809
                                                                      --------
                                                                       169,874
                                                                      --------
Bishop Street Funds                   32

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
                                                                       Market
     Shares/Face                                                        Value
    Amount (000)                                                        (000)
       --------                                                       --------
GUAM -- 0.2%
               Guam, Power Authority, Ser A, RB, AMBAC Insured
     $  400    6.375%, 10/01/08                                       $    413
                                                                      --------
PUERTO RICO -- 5.6%
               Puerto Rico Commonwealth, GO, MBIA Insured
      1,500    6.500%, 07/01/10                                          1,785
      1,000    6.500%, 07/01/13                                          1,219
      1,000    6.500%, 07/01/14                                          1,224

               Puerto Rico Commonwealth, Public Improvements,
               GO, FSA Insured
      1,000    5.250%, 07/01/17                                          1,087
               Puerto Rico, Electric Power Authority,
               Ser DD, RB, FSA Insured
        620    5.250%, 07/01/14                                            661
      1,000    5.000%, 07/01/28                                            990
               Puerto Rico, Housing, Banking & Finance Agency,
               Single-Family Mortgage, Affordable Housing Mortgage,
               Portfolio I, RB, AMT, GNMA/FNMA/FHLMC Collateral
        180    6.100%, 10/01/15                                            186
               Puerto Rico, Industrial Tourist Educational Medical
               Environmental Control Facilities, Hospital Auxilio
               Mutuo Obligation Group, Ser A, RB, MBIA Insured
        300    6.250%, 07/01/24                                            326
               Puerto Rico, Public Building Authority, Government
               Facilities, Ser B, RB, MBIA Insured
      1,000    5.000%, 07/01/15                                          1,039
               University of Puerto Rico, Ser O, RB, MBIA Insured
      1,500    5.750%, 06/01/19                                          1,652
                                                                      --------
                                                                        10,169
                                                                      --------
               TOTAL MUNICIPAl BONDS (Cost $171,835)                   180,456
                                                                      --------


                            CASH EQUIVALENTS -- 0.3%
    238,626    Dreyfus Tax-Exempt Cash Management Fund                     239
               Goldman Sachs Institutional Liquid Assets
    238,626    Tax-Exempt Diversified Portfolio                            239
                                                                      --------
                TOTAL CASH EQUIVALENTS (Cost $478)                         478
                                                                      --------
TOTAL INVESTMENTS (COST $172,313) -- 98.7%                             180,934
                                                                      --------
OTHER ASSETS AND LIABILITIES, NET -- 1.3%                                2,466
                                                                      --------
June 30, 2002                         33               www.bishopstreetfunds.com

Hawaii Municipal Bond Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

                                                                        Value
                                                                        (000)
                                                                      --------

                                   NET ASSETS:
Fund Shares of Institutional Class (unlimited authorization -- no par value) based on 13,798,949 outstanding shares of
    beneficial interest                                               $143,943
Fund Shares of Class A (unlimited authorization -- no par value)
    based on 2,916,030 outstanding shares of beneficial interest        30,701
Undistributed net investment income                                         38
Accumulated net realized gain on investments                                97
Net unrealized appreciation on investments                               8,621
                                                                      --------
TOTAL NET ASSETS -- 100.0%                                            $183,400
                                                                      ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                              $10.97
                                                                      ========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A               $10.97
                                                                      ========
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A
    ($10.97 / 95.75%)                                                   $11.46
                                                                      ========

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
AMT -- ALTERNATIVE MINIMUM TAX
COP -- CERTIFICATE OF PARTICIPATION
ETM -- ESCROWED TO MATURITY
FGIC -- FINANCIAL GUARANTEE INSURANCE CORPORATION
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA -- FINANCIAL SECURITY ASSURANCE
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
RB -- REVENUE BOND
SER -- SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds                   34

                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS

Money Market & Treasury Money Market Funds
--------------------------------------------------------------------------------

Two themes dominated the fixed income markets in the first half of the year.

First, economic growth continued to surprise with its strength as most investors and borrowers continued to believe that short term interest rates would not go lower in this rate cycle. Most likely, the next move will be toward higher short term interest rates. Second, the issues of off-balance-sheet financing, corporate governance, impartiality by auditors, rating agencies, and outside directors are pressuring corporate borrowers to provide greater financial clarity. Without this clarity, corporations risk seeing their cost of capital rise sharply or, in some cases, losing access to the capital markets. During the first half of 2002, commercial paper issuance became increasingly light as corporations moved towards issuing longer-term debt. Asset-backed commercial paper outstandings, currently 50 percent of total commercial paper outstanding, dropped off as new FASB accounting rules that could affect special purpose entities (SPEs) were contemplated.

Another market-driven response resulting from these issues as well as Enron's first quarter default is Moody's new effort to monitor corporate liquidity, publishing a new scale of corporate liquidity under the name of Liquidity Risk Assessments (LRAs). We expect more of this type of response as the various capital market constituents reassess changing market needs.

With terror threats looming and repeated SEC investigations weighing heavily on the markets, it is likely that the Fed will refrain from increasing interest rates until September at the earliest. Although investor confidence has been badly damaged by the negative market environment, we do not expect the economic recovery to be derailed. When business spending picks up, production and hiring are expected to follow. In this environment we will look to opportunistically invest longer when the yield curve prices in additional Fed tightenings. As always, the safety and liquidity of assets remain our primary objectives.


June 30, 2002                         35               www.bishopstreetfunds.com

Money Market Fund                                                    (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS

        Face
       Amount                                                           Value
        (000)                                                           (000)
       --------                                                       --------

                          COMMERCIAL PAPER (D) -- 31.7%
ASSET-BACKED -- 24.9%
               Clipper Receivables
    $ 6,000    1.780%, 08/01/02                                       $  5,991
               Corporate Receivables
      6,000    1.780%, 08/09/02                                          5,988
               Delaware Funding
      6,000    1.780%, 07/22/02                                          5,994
               Edison Asset Securities
      5,000    1.790%, 07/17/02                                          4,996
               Eureka Securitization
      6,000    1.780%, 07/26/02                                          5,992
               Falcon Asset Securities
      5,766    1.800%, 07/15/02                                          5,762
               Galaxy Funding
      5,000    1.790%, 07/22/02                                          4,995
               Greyhawk Funding
      7,000    1.780%, 07/01/02                                          7,000
               Kitty Hawk Funding
      6,000    1.780%, 07/18/02                                          5,995
               Prefco
      6,000    1.780%, 08/19/02                                          5,985
               Variable Funding Capital
      6,000    1.790%, 08/08/02                                          5,989
               Windmill Funding
      6,000    1.780%, 07/25/02                                          5,993
                                                                      --------
                                                                        70,680
                                                                      --------
DIVERSE FINANCIAL SERVICES -- 6.8%
               General Electric Capital
      4,500    1.820%, 07/24/02                                          4,495
      5,000    2.200%, 02/25/03                                          4,927
               Morgan Stanley
     10,000    1.830%, 07/15/02                                          9,993
                                                                      --------
                                                                        19,415
                                                                      --------
               TOTAL COMMERCIAL PAPER (Cost $90,095)                    90,095
                                                                      --------
Bishop Street Funds                   36

Money Market Fund                                                    (UNAUDITED)
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
        Face
       Amount                                                           Value
        (000)                                                           (000)
       --------                                                       --------

            CERTIFICATES OF DEPOSIT/BANK NOTES (C) -- 12.7%
               Branch Banking & Trust
    $ 9,000    1.790%, 07/10/02                                       $  9,000
               Dresdner US Finance
      5,000    1.865%, 12/18/02                                          5,000
               Societe Generale
      5,000    1.970%, 12/20/02                                          5,002
               Wells Fargo Bank
      8,000    1.770%, 09/27/02                                          8,000
               Wilmington Trust
      6,000    1.830%, 08/01/02                                          6,000
      3,000    1.820%, 10/18/02                                          3,000
                                                                      --------
               TOTAL CERTIFICATES OF DEPOSIT/BANK NOTES (Cost $36,002)  36,002
                                                                      --------

                        CORPORATE OBLIGATION (A) -- 0.8%
DIVERSE FINANCIAL SERVICES -- 0.8%
               General Electric Capital
      2,300    1.869%, 07/09/07                                          2,300
                                                                      --------
               TOTAL CORPORATE OBLIGATION (Cost $2,300)                  2,300
                                                                      --------

            INSURANCE FUNDING AGREEMENTS (A)(B) -- 8.4%
               Allstate
      3,000    1.977%, 09/15/02                                          3,000
               Metropolitan Life Insurance
      5,000    1.993%, 05/01/03                                          5,000
               Monumental Life Insurance
     10,000    2.020%, 08/01/02                                         10,000
               Travelers Insurance
      6,000    1.968%, 05/31/03                                          6,000
                                                                      --------
               TOTAL INSURANCE FUNDING AGREEMENTS (Cost $24,000)        24,000
                                                                      --------


June 30, 2002                         37               www.bishopstreetfunds.com

Money Market Fund                                                    (UNAUDITED)
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)
        Face
       Amount                                                           Value
        (000)                                                           (000)
       -------                                                        --------

               U.S. GOVERNMENT AGENCY OBLIGATIONS -- 32.0%
               FHLB
  $  10,000    2.930%, 04/08/03                                       $ 10,000
               FHLB (A)
      8,000    1.724%, 08/20/02                                          8,000
     10,000    1.714%, 09/20/02                                          9,999
               FHLMC (D)
     10,000    1.690%, 07/18/02                                          9,992
      5,000    1.630%, 08/05/02                                          4,992
      5,000    1.620%, 08/16/02                                          4,990
     10,000    1.770%, 08/30/02                                          9,971
               FHLMC, MTN
      3,000    2.375%, 07/09/03                                          3,000
               FNMA (A)
     15,000    1.719%, 11/29/02                                         14,998
               FNMA (D)
      5,000    1.625%, 07/17/02                                          4,996
               FNMA, MTN
     10,000    1.724%, 12/05/02                                          9,999
                                                                      --------
               Total U.S. Government Agency Obligations (Cost $90,937)  90,937
                                                                      --------

                         REPURCHASE AGREEMENTS -- 15.5%
               Credit Suisse First Boston, 1.950%, dated 06/28/02,
               matures 07/01/02, repurchase price $11,401,853
               (collateralized by a U.S. Government Obligation,
               total par value $11,350,000, 4.250%,
     11,400    06/15/05: total market value $11,629,758)                11,400
               Goldman Sachs, 1.950%, dated 06/28/02, matures 07/01/02,
               repurchase price $24,303,949 (collateralized by various
               U.S. Government Obligations, total par value $35,000,635,
               6.000%-7.500%, 11/01/11-03/01/29: total market
     24,300    value $24,786,000)                                       24,300
               UBS Warburg Dillion, 1.950%, dated 06/28/02, matures
               07/01/02, repurchase price $8,301,349 (collateralized by
               various U.S. Government Obligations, total par value
               $8,355,000, 3.250%-10.500%, 12/15/03-03/01/14:
      8,300    total market value $8,468,571)                            8,300
                                                                      --------
               TOTAL REPURCHASE AGREEMENTS (Cost $44,000)               44,000
                                                                      --------
TOTAL INVESTMENTS (COST $287,334) -- 101.1%                            287,334
                                                                      --------
OTHER ASSETS AND LIABILITIES, NET -- (1.1)%                             (3,197)
                                                                      --------
Bishop Street Funds                   38

Money Market Fund                                                    (UNAUDITED)
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS
                                   (CONCLUDED)

                                                                      Value
                                                                      (000)
                                                                     --------

                                   NET ASSETS:
Fund Shares of Institutional Class (unlimited authorization -- no par value) based on 283,946,148 outstanding shares of
    beneficial interest                                               $283,947
Fund Shares of Class A (unlimited authorization -- no par value)
    based on 216,330 outstanding shares of beneficial interest             215
Distributions in excess of net investment income                            (1)
Accumulated net realized loss on investments                               (24)

TOTAL NET ASSETS -- 100.0%                                            $284,137
                                                                      ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                               $1.00
                                                                      ========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A                $1.00
                                                                      ========

(A) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JUNE 30, 2002. THE MATURITY DATE SHOWN IS THE NEXT SCHEDULES RESET DATE.
(B) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXCEPT FROM REGISTRATION UNDER SECTION 3A-4, 4(2) OR 144A OF THE SECURITIES ACT
    OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS."
(C) REPRESENTS THE EFFECTIVE YIELD AT THE DATE OF PURCHASE.
(D) REPRESENTS THE DISCOUNT YIELD AT THE DATE OF PURCHASE.
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



June 30, 2002                         39               www.bishopstreetfunds.com

Treasury Money Market Fund                                           (UNAUDITED)
--------------------------------------------------------------------------------


                             STATEMENT OF NET ASSETS

       Face
      Amount                                                            Value
       (000)                                                            (000)
      -------                                                         --------

                       U.S. TREASURY OBLIGATIONS -- 58.9%
               U.S. Treasury Bills (A)
    $60,000    1.738%, 08/01/02                                       $ 59,911
     25,000    1.786%, 08/08/02                                         24,953
     20,000    1.801%, 08/15/02                                         19,955
     30,000    1.718%, 08/22/02                                         29,926
     13,000    1.893%, 12/05/02                                         12,894
     20,000    1.868%, 12/12/02                                         19,831
     35,000    1.714%, 12/26/02                                         34,706
                                                                      --------
 Total U.S. Treasury Obligations (Cost $202,176)                       202,176
                                                                      --------

                         REPURCHASE AGREEMENTS -- 41.3%
     73,000    Credit Suisse First Boston, 1.900%, dated 06/28/02,
               matures 07/01/02, repurchase price $73,011,558
               (collateralized by a U.S. Government Obligation,
               total par value $65,225,000, 3.625%, 07/15/02: total
               market value $74,463,574)                                73,000
    68,800     UBS Warburg Dillion, 1.900%, dated 06/28/02, matures
               07/01/02, repurchase price $68,810,893 (collateralized
               by a U.S. Government Obligation, total par value
               $51,675,000, 8.500%, 02/15/20: total market value
               $70,180,295)                                             68,800
                                                                      --------
               TOTAL REPURCHASE AGREEMENTS (Cost $141,800)             141,800
                                                                      --------
TOTAL INVESTMENTS (COST $343,976) -- 100.2%                            343,976
                                                                      --------
OTHER ASSETS AND LIABILITIES, NET -- (0.2)%                               (531)
                                                                      --------

                                   NET ASSETS:
Fund Shares of Institutional Class (unlimited authorization -- no par value) based on 343,452,540 outstanding shares of
    beneficial interest                                                343,451
Undistributed net investment income                                         17
Accumulated net realized loss on investments                               (23)
                                                                      --------
TOTAL NET ASSETS -- 100.0%                                            $343,445
                                                                      ========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                               $1.00
                                                                      ========

(A) REPRESENTS THE EFFECTIVE YIELD AT THE DATE OF PURCHASE.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds                   40

Bishop Street Funds                                                  (UNAUDITED)
--------------------------------------------------------------------------------


                            STATEMENTS OF OPERATIONS
                     FOR THE SIX-MONTH PERIOD ENDED 06/30/02
                                 (IN THOUSANDS)

                                                             High          Hawaii                     Treasury
                                                             Grade        Municipal       Money         Money
                                             Equity         Income          Bond         Market        Market
                                              Fund           Fund           Fund          Fund          Fund
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest Income                        $      78        $ 3,348        $4,212        $2,797        $3,106
   Dividend Income                            1,001             --            --            --            --
   Securities Lending                            23             31            --            --            --
   Less: Foreign Taxes Withheld                 (12)            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                    1,090          3,379         4,212         2,797         3,106
---------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Adviser Fee                       735            344           311           444           520
   Management Fee                               199            125           178           296           347
   Shareholder Servicing Fee                    248            156           222           370           433
   Distribution Fees Class A                      3              1            40             1            --
   Custody Fees                                  10              6             9            15            17
   Transfer Agent Fees                           27             26            29            32            24
   Registration Fees                              5              1             1           (28)            1
   Trustees Fees                                  7              6             8            13            15
   Printing Fees                                  7              4             8            15            14
   Professional Fees                             19             11            19            29            49
   Miscellaneous Expenses                         1              4             1             6            23
---------------------------------------------------------------------------------------------------------------------------
      Total Expenses                          1,261            684           826         1,193         1,443
---------------------------------------------------------------------------------------------------------------------------
      Less Waivers:
        Investment Adviser Fee                  (30)           (57)         (136)          (96)         (264)
        Management Fee                          (90)           (57)         (116)         (134)         (157)
        Shareholder Servicing Fee              (149)           (94)         (133)         (222)         (260)
---------------------------------------------------------------------------------------------------------------------------
            Total Waivers                      (269)          (208)         (385)         (452)         (681)
---------------------------------------------------------------------------------------------------------------------------
      Total Net Expenses                        992            476           441           741           762
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                         98          2,903         3,771         2,056         2,344
---------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments      (4,000)           299           452            (1)          (19)
Change in Unrealized Appreciation
   (Depreciation) on Investments            (33,194)         1,664         4,613            --            --
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments                           (37,194)         1,963         5,065            (1)          (19)
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   Resulting from Operations               $(37,096)       $ 4,866        $8,836        $2,055        $2,325
===========================================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



June 30, 2002                         41               www.bishopstreetfunds.com

Bishop Street Funds                                                  (UNAUDITED)
--------------------------------------------------------------------------------


                       STATEMENTS OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)

                                                           Equity Fund              High Grade Income Fund
---------------------------------------------------------------------------------------------------------------------------
                                                     01/01/02 to   01/01/01 to   01/01/02 to     01/01/01 to
                                                      06/30/02      12/31/01       06/30/02       12/31/01
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                         $  98     $     (28)     $   2,903        $ 6,378
   Net Realized Gain (Loss) on Investments             (4,000)      (42,508)           299          1,195
   Change in Unrealized Appreciation
     (Depreciation) on Investments                    (33,194)      (36,846)         1,664          1,327
---------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Resulting
      From Operations                                 (37,096)      (79,382)         4,866          8,900
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Institutional Class Shares                            --            --         (2,895)        (6,364)
     Class A Shares                                        --            --             (9)           (12)
---------------------------------------------------------------------------------------------------------------------------
        Total Distributions                                --            --         (2,904)        (6,376)
---------------------------------------------------------------------------------------------------------------------------
Changes in Net Assets                                 (37,096)      (79,382)         1,962          2,524
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
     Proceeds from Shares Issued                        7,498        23,681          7,325         11,003
     Reinvestments of Cash Distributions                   --            --            766          1,688
     Cost of Shares Redeemed                          (17,817)      (30,934)        (7,738)       (18,682)
---------------------------------------------------------------------------------------------------------------------------
        Total Institutional Class Capital
            Share Transactions                        (10,319)       (7,253)           353         (5,991)
---------------------------------------------------------------------------------------------------------------------------
   Class A Shares:
     Proceeds from Shares Issued                          453         1,345            169            408
     Reinvestments of Cash Distributions                   --            --              7             10
     Cost of Shares Redeemed                             (735)       (6,681)          (100)          (124)
---------------------------------------------------------------------------------------------------------------------------
        Total Class A Capital Share Transactions         (282)       (5,336)            76            294
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   From Capital Share Transactions                    (10,601)      (12,589)           429         (5,697)
---------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets            (47,697)      (91,971)         2,391         (3,173)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Period                              219,225       311,196        124,741        127,914
---------------------------------------------------------------------------------------------------------------------------
     End of Period                                   $171,528      $219,225       $127,132       $124,741
===========================================================================================================================

CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
Shares Issued                                             815         2,228            730          1,104
Shares Issued in Lieu of Cash Distributions                --            --             76            169
Shares Redeemed                                        (1,960)       (2,933)          (771)        (1,871)
---------------------------------------------------------------------------------------------------------------------------
        Total Institutional Class Capital
            Share Transactions                         (1,145)         (705)            35           (598)
---------------------------------------------------------------------------------------------------------------------------
   Class A Shares:
Shares Issued                                              49           119             17             42
Shares Issued in Lieu of Cash Distributions                --            --              1              1
Shares Redeemed                                           (78)         (626)           (10)           (13)
---------------------------------------------------------------------------------------------------------------------------
        Total Class A Capital Share Transactions          (29)         (507)             8             30
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Shares              (1,174)       (1,212)            43           (568)
===========================================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Bishop Street Funds                   42

Bishop Street Funds                                                  (UNAUDITED)
--------------------------------------------------------------------------------


                       STATEMENT OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)

                                                                            Hawaii Municipal
                                                                                Bond Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                         01/01/02       01/01/01
                                                                       to 06/30/02     to 12/31/01
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                                              $    3,771       $   7,201
   Net Realized Gain on Investments                                          452              28
   Change in Unrealized Appreciation (Depreciation)
      on Investments                                                       4,613            (704)
---------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations                           8,836           6,525
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Institutional Class Shares                                           (3,128)         (6,093)
     Class A Shares                                                         (643)         (1,097)
---------------------------------------------------------------------------------------------------------------------------
         Total Distributions                                              (3,771)         (7,190)
---------------------------------------------------------------------------------------------------------------------------
Changes in Net Assets                                                      5,065            (665)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
     Proceeds from Shares Issued                                          16,944          17,040
     Reinvestments of Cash Distributions                                     441             765
     Cost of Shares Redeemed                                              (7,336)        (15,009)
---------------------------------------------------------------------------------------------------------------------------
         Total Institutional Class Capital Share Transactions             10,049           2,796
---------------------------------------------------------------------------------------------------------------------------
   Class A Shares:
     Proceeds from Shares Issued                                           3,143          13,561
     Reinvestments of Cash Distributions                                     255             406
     Cost of Shares Redeemed                                              (2,817)         (3,245)
---------------------------------------------------------------------------------------------------------------------------
         Total Class A Capital Share Transactions                            581          10,722
---------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets From Capital Share Transactions                10,630          13,518
---------------------------------------------------------------------------------------------------------------------------
   Total Increase in Net Assets                                           15,695          12,853
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                                   167,705         154,852
---------------------------------------------------------------------------------------------------------------------------
   End of Period                                                        $183,400        $167,705
===========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
Shares Issued                                                              1,566           1,577
Shares Issued in Lieu of Cash Distributions                                   40              70
Shares Redeemed                                                             (676)         (1,389)
---------------------------------------------------------------------------------------------------------------------------
         Total Institutional Class Capital Share Transactions                930             258
---------------------------------------------------------------------------------------------------------------------------
   Class A Shares:
Shares Issued                                                                292           1,256
Shares Issued in Lieu of Cash Distributions                                   23              38
Shares Redeemed                                                             (259)           (301)
---------------------------------------------------------------------------------------------------------------------------
         Total Class A Capital Share Transactions                             56             993
---------------------------------------------------------------------------------------------------------------------------
Net Increase in Capital Shares                                               986           1,251
===========================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


June 30, 2002                         43               www.bishopstreetfunds.com

Bishop Street Funds                                                  (UNAUDITED)
--------------------------------------------------------------------------------


                       STATEMENTS OF CHANGES IN NET ASSETS
                                 (IN THOUSANDS)

                                                                                          Treasury
                                                           Money Market                 Money Market
                                                               Fund                         Fund
---------------------------------------------------------------------------------------------------------------------------
                                                    01/01/02 to    01/01/01 to    01/01/02 to    01/01/01 to
                                                     06/30/02       12/31/01        06/30/02      12/31/01
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                         $    2,056     $   12,923    $     2,344    $     15,870
   Net Realized Gain (Loss) on Investments               (1)           (19)           (19)             32
---------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting From Operations   2,055         12,904          2,325          15,902
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Institutional Class Shares                      (2,054)       (12,916)        (2,343)        (15,884)
     Class A Shares (1)                                  (2)           (12)            --              --
---------------------------------------------------------------------------------------------------------------------------
        Total Distributions                          (2,056)       (12,928)        (2,343)        (15,884)
---------------------------------------------------------------------------------------------------------------------------
Changes in Net Assets                                    (1)           (24)           (18)             18
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (ALL AT $1.00 PER SHARE):
   Institutional Class Shares:
     Proceeds from Shares Issued                    303,851        660,031        503,363       1,218,934
     Reinvestments of Cash Distributions                 34            251             14              66
     Cost of Shares Redeemed                       (329,897)      (656,001)      (532,336)     (1,302,208)
---------------------------------------------------------------------------------------------------------------------------
        Total Institutional Class Capital
           Share Transactions                       (26,012)         4,281        (28,959)        (83,208)
---------------------------------------------------------------------------------------------------------------------------
   Class A Shares: (1)
     Proceeds from Shares Issued                         --            969             --              --
     Reinvestments of Cash Distributions                  2             12             --              --
     Cost of Shares Redeemed                           (287)          (481)            --              --
---------------------------------------------------------------------------------------------------------------------------
        Total Class A Capital
           Share Transactions                          (285)           500             --              --
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   From Capital Share Transactions                  (26,297)         4,781        (28,959)        (83,208)
---------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets          (26,298)         4,757        (28,977)        (83,190)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Period                            310,435        305,678        372,422         455,612
---------------------------------------------------------------------------------------------------------------------------
     End of Period                                $ 284,137      $ 310,435     $  343,445     $   372,422
===========================================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

(1) COMMENCED OPERATIONS ON 05/01/01.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                   44

                       This page left intentionally blank.

Bishop Street Funds
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND THE PERIODS ENDED DECEMBER 31,

                                 INVESTMENT ACTIVITIES                         DISTRIBUTIONS FROM
                     --------------------------------------------      ----------------------------------------

                       NET ASSET                    NET REALIZED                                      NET ASSET
                        VALUE,           NET       AND UNREALIZED            NET                       VALUE,
                       BEGINNING     INVESTMENT    GAIN (LOSS) ON        INVESTMENT     CAPITAL        END OF
                       OF PERIOD    INCOME (LOSS)    INVESTMENTS           INCOME        GAINS         PERIOD
                       ---------    -------------  --------------        ----------     -------       ---------
-----------
EQUITY FUND
-----------
INSTITUTIONAL CLASS SHARES:
2002                    $10.08         $    --++       $(1.74)            $   --        $   --         $ 8.34
2001                     13.55              --          (3.47)                --            --          10.08
2000                     17.88              --          (2.77)                --         (1.56)         13.55
1999(1)                  15.28              --           3.68                 --         (1.08)         17.88
1998                     12.06            0.05           3.88              (0.05)        (0.66)         15.28
1997(2)                  10.00            0.08           2.06              (0.08)           --          12.06
CLASS A SHARES:
2002                    $10.01         $ (0.02)++      $(1.72)            $   --        $   --         $ 8.27
2001                     13.49           (0.07)         (3.41)                --            --          10.01
2000                     17.87              --          (2.82)                --         (1.56)         13.49
1999(3)                  15.74              --           3.19                 --         (1.06)         17.87

---------------------
HIGH GRADEINCOME FUND
---------------------
INSTITUTIONAL CLASS SHARES:
2002                    $10.00         $  0.23        $  0.16             $(0.23)       $   --         $10.16
2001                      9.81            0.50           0.19              (0.50)           --          10.00
2000                      9.39            0.52           0.42              (0.52)           --           9.81
1999                     10.43            0.48          (0.92)             (0.50)        (0.10)          9.39
1998                     10.23            0.54           0.37              (0.54)        (0.17)         10.43
1997(2)                  10.00            0.51           0.26              (0.51)        (0.03)         10.23
CLASS A SHARES:
2002                    $ 9.96          $ 0.21         $ 0.16             $(0.22)       $   --         $10.11
2001                      9.76            0.48           0.19              (0.47)           --           9.96
2000                      9.35            0.52           0.38              (0.49)           --           9.76
1999(3)                   9.69            0.19          (0.19)             (0.24)        (0.10)          9.35
--------------------------
HAWAII MUNICIPAL BOND FUND
--------------------------
INSTITUTIONAL CLASS SHARES:
2002                    $10.66          $ 0.23         $ 0.31             $(0.23)       $   --         $10.97
2001                     10.70            0.49          (0.04)             (0.49)           --          10.66
2000                      9.98            0.50           0.72              (0.50)           --          10.70
1999                     10.77            0.48          (0.75)             (0.50)        (0.02)          9.98
1998                     10.67            0.51           0.10              (0.51)           --          10.77
1997                     10.34            0.53           0.33              (0.53)           --          10.67
CLASS A SHARES:
2002                    $10.66          $ 0.22         $ 0.31             $(0.22)       $   --         $10.97
2001                     10.69            0.46          (0.02)             (0.47)           --          10.66
2000                      9.97            0.46           0.73              (0.47)           --          10.69
1999(3)                  10.42            0.26          (0.44)             (0.25)        (0.02)          9.97


 + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL
   RETURN DOES NOT REFLECT THE SALES CHARGE ON CLASS A SHARES. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
++ THE AMOUNT SHOWN FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD DOES NOT
   ACCORD WITH AGGREGATE NET GAINS ON INVESTMENTS FOR THAT PERIOD BECAUSE OF THE SALES AND REPURCHASES OF THE FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUE OF THE INVESTMENTS IN THE FUND.


Bishop Street Funds                   46


------------------------------------------------------------------------------------------------------------------------------------

                                                   RATIO OF     RATIO OF EXPENSES   RATIO OF NET        RATIO OF NET
                                    NET ASSETS,   EXPENSES TO      TO AVERAGE        INVESTMENT       INVESTMENT INCOME
                                      END OF        AVERAGE        NET ASSETS          INCOME            TO AVERAGE        PORTFOLIO
                          TOTAL       PERIOD          NET         EXCLUDING FEE      TO AVERAGE          NET ASSETS        TURNOVER
                         RETURN+       (000)        ASSETS           WAIVERS         NET ASSETS    EXCLUDING FEE WAIVERS     RATE
                        ---------   -----------   -----------   -----------------   ------------   ---------------------   ---------
-----------
EQUITY FUND
-----------
INSTITUTIONAL CLASS SHARES:
2002                     (17.26)%    $169,444        1.00%*           1.18%*           0.10 %*            (0.08)%*            33%
2001                     (25.61)      216,412        1.00             1.27               --               (0.27)              86
2000                     (16.20)      300,565        1.00             1.28            (0.23)              (0.51)              52
1999(1)                   24.37       391,227        1.00             1.27            (0.01)              (0.28)              58
1998                      33.05       101,817        1.00             1.32             0.38                0.06               41
1997(2)                   21.52        69,967        0.99*            1.39*            0.83*               0.43*              30
CLASS A SHARES:
2002                     (17.38)%   $   2,084        1.25%*           1.43%*          (0.15)%*            (0.33)%*            33%
2001                     (25.80)        2,813        1.25             1.52            (0.29)              (0.56)              86
2000                     (16.49)       10,631        1.25             1.53            (0.51)              (0.79)              52
1999(3)                   20.52           583        1.25*            1.61*           (0.33)*             (0.69)*             58

----------------------
HIGH GRADE INCOME FUND
----------------------
INSTITUTIONAL CLASS SHARES:
2002                       3.96%     $126,725        0.76%*           1.00%*           4.64 %*             4.40 %*             8%
2001                       7.16       124,416        0.76             1.09             5.02                4.69               89
2000                      10.25       127,888        0.77             1.14             5.41                5.04               88
1999                      (4.34)      127,881        0.80             1.19             5.12                4.73               56
1998                       9.09        24,901        0.80             1.21             5.21                4.80               98
1997(2)                    7.94        26,242        0.80*            1.30*            5.58*               5.08*              32
CLASS A SHARES:
2002                       3.73%    $     407        1.01%*           1.25%*           4.39 %*             4.15 %*             8%
2001                       7.02           325        1.01             1.34             4.72                4.39               89%
2000                       9.85            26        1.02             1.39             5.24                4.87               88
1999(3)                   (0.05)            1        1.05*            1.87*            4.89*               4.07*              56
--------------------------
HAWAII MUNICIPAL BOND FUND
--------------------------
INSTITUTIONAL CLASS SHARES:
2002                       5.11%     $151,401        0.45%*           0.75%*           4.28 %*             3.98 %*            14%
2001                       4.24       137,206        0.45             0.88             4.54                4.11                4
2000                      12.61       134,901        0.44             0.92             4.89                4.41               19
1999                      (2.65)      141,341        0.41             0.99             4.79                4.21               14
1998                       5.84        35,751        0.41             1.01             4.74                4.14               21
1997                       8.52        29,005        0.34             0.99             5.05                4.40               29
CLASS A SHARES:
2002                       4.98%     $ 31,999        0.70%*           1.00%*           4.03 %*             3.73 %*            14%
2001                       4.13        30,499        0.70             1.13             4.29                3.86                4
2000                      12.34        19,951        0.69             1.17             4.63                4.15               19
1999(3)                   (1.76)        6,131        0.66*            1.24*            4.89*               4.31*              14

*  ANNUALIZED.
(1) PER SHARE NET INVESTMENT INCOME AMOUNT CALCULATED USING AVERAGE SHARES.
(2) COMMENCED OPERATIONS ON JANUARY 31, 1997.
(3) COMMENCED OPERATIONS ON JUNE 14, 1999.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



June 30, 2002                          47              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED) AND THE PERIODS ENDED DECEMBER 31,

                                 INVESTMENT ACTIVITIES                         DISTRIBUTIONS FROM
                     --------------------------------------------      ----------------------------------------

                       NET ASSET                    NET REALIZED                                      NET ASSET
                        VALUE,           NET       AND UNREALIZED            NET                       VALUE,
                       BEGINNING     INVESTMENT    GAIN (LOSS) ON        INVESTMENT     CAPITAL        END OF
                       OF PERIOD    INCOME (LOSS)    INVESTMENTS           INCOME        GAINS         PERIOD
                       ---------    -------------  --------------        ----------     -------       ---------
-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL CLASS SHARES:
2002                     $1.00           $0.01         $   --             $(0.01)         $ --          $1.00
2001                      1.00            0.04             --              (0.04)           --           1.00
2000                      1.00            0.06             --              (0.06)           --           1.00
1999                      1.00            0.05             --              (0.05)           --           1.00
1998                      1.00            0.05             --              (0.05)           --           1.00
1997                      1.00            0.05             --              (0.05)           --           1.00
CLASS A SHARES:
2002                     $1.00           $0.01         $   --             $(0.01)         $ --          $1.00
2001(1)                   1.00            0.02             --              (0.02)           --           1.00
--------------------------
TREASURY MONEY MARKET FUND
--------------------------
INSTITUTIONAL CLASS SHARES:
2002                     $1.00           $0.01         $   --             $(0.01)         $ --          $1.00
2001                      1.00            0.04             --              (0.04)           --           1.00
2000                      1.00            0.06             --              (0.06)           --           1.00
1999                      1.00            0.05             --              (0.05)           --           1.00
1998                      1.00            0.05             --              (0.05)           --           1.00
1997                      1.00            0.05             --              (0.05)           --           1.00

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL
    RETURN DOES NOT REFLECT THE SALES CHARGE ON CLASS A SHARES. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
  * ANNUALIZED.
(1) COMMENCED OPERATIONS ON MAY 1, 2001.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                    48


------------------------------------------------------------------------------------------------------------------------

                                                   RATIO OF     RATIO OF EXPENSES   RATIO OF NET        RATIO OF NET
                                    NET ASSETS,   EXPENSES TO      TO AVERAGE        INVESTMENT       INVESTMENT INCOME
                                      END OF        AVERAGE        NET ASSETS          INCOME            TO AVERAGE
                          TOTAL       PERIOD          NET         EXCLUDING FEE      TO AVERAGE          NET ASSETS
                         RETURN+       (000)        ASSETS           WAIVERS         NET ASSETS    EXCLUDING FEE WAIVERS
                        ---------   -----------   -----------   -----------------   ------------   ---------------------
-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL CLASS SHARES:
2002                       0.69%     $283,921        0.50%*           0.71%*           1.39 %*             1.18%*
2001                       3.86       309,935        0.50             0.82             3.71                3.39
2000                       6.13       305,678        0.50             0.83             5.95                5.62
1999                       4.88       284,291        0.50             0.84             4.78                4.44
1998                       5.26       268,318        0.50             0.81             5.12                4.81
1997                       5.29       246,671        0.51             0.85             5.18                4.84
CLASS A SHARES:
2002                       0.56%     $    216        0.75%*           0.96%*           1.14 %*             0.93%*
2001(1)                    1.96           500        0.75             1.07             2.66                2.34
--------------------------
TREASURY MONEY MARKET FUND
--------------------------
INSTITUTIONAL CLASS SHARES:
2002                       0.67%     $343,445        0.44%*           0.74%*           1.35 %*             1.05%*
2001                       3.68       372,422        0.44             0.85             3.68                3.27
2000                       5.89       455,612        0.44             0.82             5.73                5.35
1999                       4.65       331,064        0.44             0.85             4.56                4.15
1998                       5.10       299,844        0.44             0.84             4.98                4.58
1997                       5.22       273,919        0.43             0.86             5.11                4.68



June 30, 2002                          49              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
   The Bishop Street Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consist of a series of five funds (the "Funds") which includes the Equity Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, Money Market Fund and the Treasury Money Market Fund. Class A Shares of the Equity, High Grade Income and Hawaii Municipal Bond Funds are subject to a sales load as disclosed in the prospectus. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Trust.

SECURITY VALUATION
   Bishop Street Fund investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sale price on the principal exchange on which they are traded on valuation date; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity which are actively traded are valued by an independent pricing service at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general Trustee supervision.
   Investment securities held by the Money Market and Treasury Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on ex-dividend date.


Bishop Street Funds                    50

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

DISCOUNTS AND PREMIUMS
   Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income for each of the Funds using the scientific interest method, which approximates the effective interest method.

REPURCHASE AGREEMENTS
   Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until the maturity of the repurchase agreement. Provisions of repurchase agreements and procedures adopted by the Adviser ensure that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

EXPENSES
   Expenses that are directly related to one of the Funds are charged directly to that Fund. Class specific expenses, such as the distribution fees, are borne by that class. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. Income, other expenses and realized and unrealized gains and losses of a fund are allocated to the respective classes on the basis of relative net assets each day.

DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net investment income are declared daily and paid on a monthly basis for the High Grade Income Fund, Hawaii Municipal Bond Fund, the Money Market Fund and the Treasury Money Market Fund. The Equity Fund declares and pays such dividends on a quarterly basis. Any net realized capital gains will be distributed at least annually for all Funds.

FEDERAL INCOME TAXES
   It is each Fund's intention to continue to qualify as a regulated investment company for federal income tax purposes and to distribute a majority of its taxable income and net capital gains. Accordingly, no provision for federal income taxes is required. he timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to paydowns on asset-backed securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Funds.

June 30, 2002                          51              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
   The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT
   Investment advisory services are provided to the Funds by Bishop Street Capital Management (the "Adviser"). The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Equity Fund, 0.55% of the average daily net assets of the High Grade Income Fund, 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund, and 0.30% of the Money Market and Treasury Money Market Funds. The Adviser may from time to time waive a portion of its fee in order to limit the operating expenses of a Fund.
   Wellington Management Company, LLP (the "Sub-Adviser") serves as the investment sub-adviser for the Money Market Fund and the Treasury Money Market Fund (collectively, the "Money Market Funds"), pursuant to a sub-adviser agreement. The Sub-Adviser is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Money Market Funds up to $500 million and 0.020% of the average daily net assets of the Money Market Funds in excess of $500 million.

4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES
   Pursuant to an administration agreement dated January 27, 1995, (the "Agreement") SEI Investments Mutual Funds Services ("MFS"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Administrator. Under the terms of the Agreement, MFS is entitled to receive an annual fee of 0.20% of the average daily net assets of each Fund. MFS has voluntarily agreed to waive a portion of its fee in order to limit operating expenses.
   Pursuant to an agreement dated January 30, 1995, DST Systems, Inc. ("DST") acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Trust.

   SEI Investments Distribution Co. ("SIDCO"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Distributor pursuant to a distribution agreement dated June 10, 1999. The Funds have adopted a Distribution Plan on behalf of Class A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan


Bishop Street Funds                    52

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

provides that Class A Shares will bear the cost of their distribution expenses. The Distributor, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund's Class A Shares.
   The Trust has adopted and entered into a shareholder service plan and agreement with SIDCO. Each Fund pays to SIDCO a shareholder servicing fee at an annual rate of 0.25% of the average daily net asset value of all shares of each und, which is computed daily and paid monthly. Under the shareholder service plan, SIDCO may perform, or may compensate other service providers for performing various shareholder and administrative services. SIDCO may also retain as profit any difference between the fee it receives and amount it pays to third parties. For the period, SIDCO paid the entire amount of fees received under the shareholder service plan to First Hawaiian Bank for shareholder services performed for the Funds. SIDCO has voluntarily agreed to waive a portion of its fee in order to limit operating expenses.
   Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.

5. SECURITIES LENDING
   The Equity and High Grade Income Funds loaned securities to certain brokers, dealers and other financial institutions who paid the Fund negotiated lenders' fees. The Fund received cash collateral, letters of credit or U.S. Government securities against the loaned securities in an amount equal to 102% of the market value of the loaned securities at the inception of each loan. The loans were, and at all times will be, collateralized in an amount equal to at least 100% of the market value of the securities loaned. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited. The market value of the securities on loan at June 30, 2002, collateral purchased with cash received, and income generated from the program during the period with respect to such loans were as follows:

                   Market Value of         Market Value of       Income Received from
                  Securities Loaned          Collateral           Securities Lending
                        (000)                   (000)                    (000)
                  -----------------        ---------------       --------------------
Equity Fund            $10,370                 $10,777                    $23
High Grade
  Income Fund           25,086                  25,636                     31



June 30, 2002                          53              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------
6. INVESTMENT TRANSACTIONS
   The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments for the period ended June 30, 2002 are presented below for the Funds.

                              EQUITY        HIGH GRADE         HAWAII MUNICIPAL
                               FUND         INCOME FUND            BOND FUND
                               (000)           (000)                 (000)
                             ---------      -----------        ----------------
Purchases
  U.S. Government Securities  $    --         $7,596                $    --
  Other                        63,039          5,779                 37,569

Sales
  U.S. Government Securities  $    --         $7,205                $    --
  Other                        71,413          2,950                 23,734

   The aggregate gross unrealized appreciation and depreciation of securities held by the Equity Fund, High Grade Income Fund, and Hawaii Municipal Bond Fund for Federal income tax purposes at June 30, 2002 were as follows:

                                EQUITY        HIGH GRADE        HAWAII MUNICIPAL
                                 FUND         INCOME FUND           BOND FUND
                                (000)            (000)                (000)
                               --------      ------------       ----------------
Federal Tax Cost               $187,637        $120,813             $172,313
                               --------        --------             --------
Gross Unrealized Appreciation    15,273           4,932                8,629
Gross Unrealized Depreciation   (31,437)           (247)                  (8)
                               --------        --------             --------
Net Unrealized Appreciation
   (Depreciation)              $(16,164)       $  4,685             $  8,621
                               ========        ========             ========


Bishop Street Funds                    54

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

7. FEDERAL TAX INFORMATION
   The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

8. CONCENTRATION OF CREDIT RISK
   The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers' ability to meet their obligations may be affected by economic developments in that state.





June 30, 2002                          55              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------
Board of Trustees

                                                                            TERM OF
                                                  POSITION                OFFICE AND
                  PERSONAL                      HELD WITH THE              LENGTH OF
                  INFORMATION 1                    COMPANY               TIME SERVED 2
-----------------------------------------      --------------            ------------

INDEPENDENT BOARD MEMBERS




[PICTURE OMITTED] MR. MARTIN ANDERSON              Trustee                Since 1994
Martin Anderson   78







[PICTURE OMITTED] MR. CHARLES E. CARLBOM           Trustee                Since 1999
Charles E. Carlbom  67






[PICTURE OMITTED] MR. JAMES L. HUFFMAN             Trustee                Since 1999
James L. Huffman  57






[PICTURE OMITTED] MR. PETER F. SANSEVERO           Trustee                Since 1999
PETER F. SANSEVERO  69






[PICTURE OMITTED] MR. MANUEL R. SYLVESTER          Trustee                Since 1994
Manuel R. Sylvester  72







[PICTURE OMITTED] DR. JOYCE S. TSUNODA             Trustee                Since 1994
Dr. Joyce S. Tsunoda  64


Bishop Street Funds                    56

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      PORTFOLIOS IN
                                                                      BISHOP STREET              OTHER
                                                                      FUNDS COMPLEX          DIRECTORSHIPS
                   PRINCIPAL OCCUPATION(S)                             OVERSEEN BY              HELD BY
                     DURING PAST 5 YEARS                              BOARD MEMBER3          BOARD MEMBER4
------------------------------------------------------------         --------------          -------------





PARTNER -- Goodsill, Anderson, Quinn & Stifel since 1951                   5                      None








CHAIRMAN -- B.P.I., Inc. since 1999                                        5                      None
PRESIDENT AND CEO -- United Grocers, Inc. (1997-1999)
                     Western Family Food, Inc.
                     Western Family Holdings, Inc. (1982-1997)




DEAN & PROFESSOR -- Lewis & Clark Law School since 1973                    5                      None







REGIONAL DIRECTOR OF THE NORTHWESTERN REGION AND                            5                      None
  FIRST VICE PRESIDENT







RETIRED SINCE 1992                                                          5                      None








CHANCELLOR FOR COMMUNITY COLLEGES -- University of Hawaii since 1983        5                      None
  SENIOR VICE PRESIDENT -- University of Hawaii since 1989


June 30, 2002                          57              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

                                                                                TERM OF
                                                      POSITION                 OFFICE AND
                  PERSONAL                          HELD WITH THE               LENGTH OF
                  INFORMATION 1                        COMPANY                TIME SERVED 2
-----------------------------------------           --------------            -------------

INTERESTED BOARD MEMBERS 5




[PICTURE OMITTED] MR. PHILLIP H. CHING                  Trustee                  Since 1994
Martin Anderson  71







[PICTURE OMITTED] MR. ROBERT A. NESHER                   Trustee                 Since 1998
Robert A. Nesher  55                                   Chairman and
                                                       President of
                                                        the Board
                                                       of Trustees





[PICTURE OMITTED]  HONORABLE WILLIAM S. RICHARDSON       Trustee                 Since 1994
William S. Richardson  82

1 EACH TRUSTEE MAY BE CONTACTED BY WRITING TO THE TRUSTEE C/O BISHOP STREET
  FUNDS, PO BOX 3708, HONOLULU, HI 96811.
2 EACH TRUSTEE SHALL HOLD OFFICE DURING
  THE LIFETIME OF THIS TRUST UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.
3 THE "BISHOP STREET FUNDS COMPLEX" CONSISTS OF ALL REGISTERED INVESTMENT
  COMPANIES FOR WHICH BISHOP STREET CAPITAL MANAGEMENT SERVES AS INVESTMENT ADVISER. AS OF JUNE 30, 2002, THE BISHOP STREET FUNDS COMPLEX CONSISTED
  OF 5 FUNDS.
4 DIRECTORSHIPS OF COMPANIES ARE REQUIRED TO REPORT TO THE SECURITIES AND
  EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934 (I.E.,
  "PUBLIC COMPANIES") OR OTHER INVESTMENT COMPANIES REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.
5 MESSRS. CHING, NESHER AND RICHARDSON ARE TRUSTEES WHO MAY BE DEEMED TO BE AN
  "INTERESTED PERSON" OF THE TRUST, AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

FOR MORE INFORMATION REGARDING THE TRUSTEES, PLEASE REFER TO THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS AVAILABLE UPON REQUEST BY CALLING 1-800-262-9565.


Bishop Street Funds                    58

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
                                                                    BISHOP STREET                        OTHER
                                                                    FUNDS COMPLEX                    DIRECTORSHIPS
          PRINCIPAL OCCUPATION(S)                                    OVERSEEN BY                       HELD BY
            DURING PAST 5 YEARS                                     BOARD MEMBER 3                   BOARD MEMBER 4
----------------------------------------------                      --------------                  ---------------

RETIRED SINCE 1996
VICE CHAIRMAN -- First Hawaiian Bank (1968-1996)                           5                              None



                                                                                         TRUSTEE OF: THE ADVISORS' INNER CIRCLE
                                                                                         FUND, THE ARBOR FUND, EXPEDITION
CURRENTLY PERFORMS VARIOUS SERVICES ON BEHALF OF                                         FUNDS, SEI ASSET ALLOCATION TRUST, SEI
SEI INVESTMENTS FOR WHICH MR. NESHER IS COMPENSATED.                                     DAILY INCOME TRUST, SEI INDEX FUNDS,
EXECUTIVE VICE PRESIDENT -- SEI Investments (1986-1994)                     5            SEI INSTITUTIONAL INVESTMENTS TRUST,
DIRECTOR AND EXECUTIVE VICE PRESIDENT OF THE ADVISER,                                    SEI INSTITUTIONAL MANAGED TRUST,
THE ADMINISTRATOR AND THE DISTRIBUTOR (1981-1994)                                        SEI INSTITUTIONAL INTERNATIONAL TRUST,
                                                                                         SEI INSURANCE PRODUCTS TRUST,
                                                                                         SEI LIQUID ASSET TRUST AND SEI TAX EXEMPT
                                                                                         AND SEI TAX EXEMPT TRUST.



RETIRED SINCE 1992                                                         5                              None

June 30, 2001                          59              www.bishopstreetfunds.com

--------------------------------------------------------------------------------

                                      NOTES

[Background Graphic Omitted]
INVESTMENT ADVISER
BISHOP STREET CAPITAL MANAGEMENT
HONOLULU, HI 96813

ADMINISTRATOR
SEI INVESTMENTS MUTUAL FUNDS SERVICES
OAKS, PA 19456

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PA 19456

TRANSFER AGENT
DST SYSTEMS, INC.
KANSAS CITY, MO 64141

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
SAN FRANCISCO, CA 94104

LEGAL COUNSEL
MORGAN, LEWIS & BOCKIUS LLP
PHILADELPHIA, PA 19103

AUDITORS
PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PA 19103


                       [BISHOP STREET FUNDS LOGO OMITTED]
                         YOUR AVENUE TO SOUND INVESTMENT

       FOR MORE INFORMATION ABOUT BISHOP STREET FUNDS, CALL 1-800-262-9565
                          OR YOUR INVESTMENT SPECIALIST
                  VISIT US ONLINE AT WWW.BISHOPSTREETFUNDS.COM

[BISHOP STREET FUNDS LOGO OMITTED]
BISHOP STREET FUNDS
P.O. BOX 3708
HONOLULU, HI 96811

BISHOP STREET FUNDS
P.O. BOX 3708
HONOLULU, HI 96811

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS' SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE BISHOP STREET FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., WHICH IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK, BANK OF THE WEST OR BANCWEST CORPORATION. BANCWEST CORPORATION IS A WHOLLY-OWNED SUBSIDIARY OF BNP PARIBAS.

BSF-SA-004-08